UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: March 31, 2012

Date of reporting period: March 31, 2012

ITEM 1.	REPORT TO SHAREHOLDERS

Wells Fargo Advantage Precious Metals Fund

Annual Report

March 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of March 31, 2012.

Equity Funds
Asia Pacific Fund	Equity Value Fund	Precious Metals Fund
C&B Large Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Mid Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
Capital Growth Fund	Index Fund	Small Cap Value Fund
Common Stock Fund	International Equity Fund	Small Company Growth Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Value Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Precious Metals Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effect on the global economy of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Precious Metals Fund for the 12-month period that ended March 31, 2012. The period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effect on the global economy of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain. Most U.S. stock indexes posted mixed returns for the period, with growth stocks outperforming value stocks.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, global economic numbers supported the case for a gradual recovery. Just prior to the reporting period, real gross domestic product (GDP) growth for the U.S. was solidly positive in the fourth quarter of 2010 at a 2.3% (expressed as an annual rate) compared to the prior quarter, and lower but still positive at a 0.4% annualized rate for the first quarter of 2011. The 17 countries that compose the eurozone also reported encouraging numbers, with reported GDP increasing by 0.8% annualized rate in the first quarter of 2011 compared to the prior quarter.

Investor worries returned in the summer of 2011, however, as second-quarter U.S. GDP growth of 1.3% seemed to confirm that the economy had slowed from the pace set in 2010 (Real GDP increased by 3.0% in 2010). Moreover, the drawn-out political debate over the raising of the U.S. debt ceiling reduced confidence that the national government could address the country’s problems. Partly as a result, Standard & Poor’s rating service downgraded U.S. long-term debt from AAA to AA+1 in August 2011.

Meanwhile, concerns about the eurozone sovereign debt situation returned to center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effect of such an event on the financial systems and the global economy. In October 2011, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit, it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s required expenditures.

Concern about the Greek credit crisis waxed and waned throughout the period, before it was addressed in March 2012. At that time, the Greek government came to an agreement with its creditors allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. By the end of the reporting period, the Greek agreement, combined with unprecedented support for eurozone banks by the European Central Bank (ECB), seemed to calm investor concerns, at least temporarily.

1.	The ratings indicated are from Standard & Poor’s. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Letter to Shareholders	Wells Fargo Advantage Precious Metals Fund	3

The U.S. economy reported relatively solid news.

In contrast to worrisome data from the eurozone, U.S. economic data remained moderately positive. After disappointing readings for first and second quarter GDP growth, reported GDP came in at a 1.8% annualized rate in the third quarter of 2011 and then accelerated to a 3.0% annualized rate in the fourth quarter. The major banks appeared to have taken steps toward repairing their balance sheets; in March, the Federal Reserve (Fed) announced that 15 of the 19 major banks had passed a “stress test,” in which the Fed attempted to gauge whether the banks could survive a severe recession that included a 50% drop in the stock market and a 21% percent decline in housing prices.

Bank stocks rebounded after the Fed released details of the stress test, but financials nonetheless posted a modest loss for the full reporting period. That pattern was repeated across the stock market, with weak or negative returns in the first half of the period giving way to gains in the second half as investors became increasingly confident that the U.S. would not return to recession. Information technology was one of the few sectors to perform strongly throughout the period, as major technology companies continued to benefit from sales to Asia as well as from trends toward increased use of smartphones and mobile computing, and the technology sector ended the period with double-digit gains. Utilities stocks also outperformed for the full reporting period, as investors sought yield in an environment of historically low interest rates.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In the second quarter of 2011, the Fed completed its second round of monetary stimulus, in which it had planned to purchase $600 billion in long-term U.S. Treasuries as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. Even though the Fed seemed to rule out further monetary stimulus, it remained accommodative. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until at least late 2014.

At the beginning of the period, the ECB had a key rate of 1.00%, but raised it to 1.25% in April and then to 1.50% in July, in an attempt to keep inflation in check. Later, in response to weakness in the southern European economies, the ECB lowered its key rate to 1.25% in November and to 1.0% in December. In August, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries in exchange for increased deficit reduction. The ECB also continued to provide virtually unlimited liquidity for banks, announcing a long-term refinancing operation (LTRO) in December through which it provided low cost, three-year loans to lenders.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike.

In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a

In contrast to worrisome data from the eurozone, U.S. economic data remained moderately positive.

4	Wells Fargo Advantage Precious Metals Fund	Letter to Shareholders

range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps in managing risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

The Board of Trustees for Wells Fargo Advantage Funds has unanimously approved the following modifications to certain net asset value (NAV) waiver privileges and commission schedules:

■	Effective May 1, 2012, automatic investment plan (AIP) purchases and proceeds received from systematic withdrawals will no longer qualify for NAV repurchase privileges.

■

Effective May 1, 2012, discretionary rights to waive the upfront commission for Class C and “jumbo” Class A share purchases will no longer be granted to broker/dealers. However, we will continue to waive the Class C shares contingent deferred sales charge for redemptions by employer-sponsored retirement plans where the dealer of record waived its commission at the time of purchase.

■

Effective July 31, 2012, NAV purchase privileges for former Evergreen Class IS and Class R shareholders are being modified to remove the ability to purchase Class A shares at NAV unless those shares are held directly with the Fund on or after July 31, 2012.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

Performance Highlights (Unaudited)	Wells Fargo Advantage Precious Metals Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

Michael Bradshaw, CFA

FUND INCEPTION

January 30, 1978

12 MONTH TOTAL RETURN AS OF MARCH 31, 2012
Class A (Excluding Sales Charges)	(15.95)%
FTSE Gold Mines Index[1]	(16.48)%
S&P 500 Index[2]	8.54%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.09% for Class A. The Fund’s gross and net expense ratios are 1.16% and 1.10%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’sweight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Precious Metals Fund Class A shares for the most recent ten years with the FTSE Gold Mines Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6	Wells Fargo Advantage Precious Metals Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares excluding sales charges outperformed its benchmark, the FTSE Gold Mines Index, for the 12-month period that ended March 31, 2012.

■	Our holdings in physical gold (which we own through investment vehicles) and gold royalty stocks aided results during the period, as did our overweight position in Randgold Resources Limited.

■	Our overweight allocations to IAMGOLD Corporation and Agnico-Eagle Mines Limited detracted from results.

The price of gold rose 16% during the 12-month period.

During the 12-month period that ended March 31, 2012, the price of gold rose by 16%. The price of gold increased on fears surrounding the European debt crisis, expectations of further monetary stimulus, and falling real yields. The price of gold has historically moved in an inverse relationship to real interest rates.

Several forces drove the price of gold during the reporting period. Gold rose to record levels in September 2011 on fears of a potential Greek sovereign debt default, expectations of another round of quantitative easing in the U.S, and a weak global economy. More recently, as the U.S. economy has shown signs of improvement that reduced the likelihood of further monetary stimulus, gold price volatility has increased, resulting in three separate price corrections since September 2011 that ranged from 12% to 25%.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF MARCH 31, 2012)
Newcrest Mining Limited	8.74%
Randgold Resources Limited ADR	6.82%
Barrick Gold Corporation	6.45%
Goldcorp Incorporated – Canadian Exchange	6.10%
Eldorado Gold Corporation – Canadian Exchange	5.05%
Kinross Gold Corporation	4.69%
IAMGOLD Corporation	4.40%
Wells Fargo Special Investments (Cayman) SPC	4.27%
Yamana Gold Incorporated – Canadian Exchange	4.06%
Newmont Mining Corporation	3.45%

Gold-mining stocks underperformed relative to the price of gold during the period.

Gold-mining stocks in general underperformed relative to the price of gold during the 12-month period, with the smaller-capitalization exploration-and-development names faring the worst. In addition, most silver-focused names underperformed as the price of silver dropped by 14% during the period.

The Fund’s top contributor to relative results during the period was Randgold Resources Limited. The company, which has mining operations in West Africa, saw its share price rise by 19% during the period as it benefited from the successful restart of its Tongon Mine in the Ivory Coast.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Precious Metals Fund	7

COUNTRY ALLOCATION[5] (AS OF MARCH 31, 2012)

The top absolute performers in the Fund included royalty companies Royal Gold Incorporated and Franco-Nevada Corporation as well as gold producer Alamos Gold Incorporated. Both Franco-Nevada and Royal Gold outperformed because, unlike producers, they are not exposed to rising operating and capital costs. Alamos Gold, which operates its Mulatos Mine in Mexico, rose on the announcement that its new mill was completed and production would rise by 40% in 2012.

One of the most noteworthy detractors from results was index component IAMGOLD, which dropped on news that the company’s reserves had declined by 5% in 2011 and that there would be a delay in the planned sale of its business of mining niobium, a metal often used to produce high-strength steel. Agnico-Eagle struggled with operational problems at several of its mines, including closure and indefinite suspension of one of its mines after an intrusion of groundwater. In addition, the Fund’s underweight positions in Newmont Mining Corporation and Goldcorp Incorporated detracted from overall results as both stocks outperformed.

We continue to believe that we are in the midst of a secular bull market for gold and precious metals equities.

In particular, we believe gold remains well supported by the same factors that have driven the price higher, including concerns about sovereign debt, central bank gold purchases, and low interest rates. While the sovereign debt crisis in Europe appears to have stabilized and the U.S. economy appears to be on more stable ground, government debt levels in the U.S. and Europe remain elevated.

In 2010, central banks became net buyers of gold for the first time since 1988, and we expect this trend to continue as they look to diversify their currency reserves. Moreover, we believe that the U.S. Federal Reserve’s commitment to keep interest rates near 0% until 2014 should provide further support; gold prices have exhibited a strong negative correlation with real interest rates, because lower rates reduce the opportunity cost of holding gold.

We are optimistic about the Fund’s ability to generate attractive returns for the long-term investor. The Fund is intended to serve as a minority core part of a U.S. dollar-based portfolio, preserving the global purchasing power of that portfolio in the event of a prolonged period of U.S. dollar weakness. Within that perspective, we believe that broad-based diversification, combined with a longer-term investment horizon, should serve our shareholders well.

5.	Country allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Precious Metals Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF MARCH 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (EKWAX)	01/20/1998	(14.51)	(20.78)	8.39	18.54	(9.30)	(15.95)	9.68	19.25	1.16%	1.10%
Class B (EKWBX) **	01/30/1978	(14.12)	(20.71)	8.59	18.65	(9.64)	(16.58)	8.87	18.65	1.91%	1.85%
Class C (EKWCX)	01/29/1998	(10.64)	(17.58)	8.87	18.39	(9.64)	(16.58)	8.87	18.39	1.91%	1.85%
Administrator Class (EKWDX)	07/30/2010					(9.24)	(15.81)	9.81	19.40	1.00%	0.96%
Institutional Class (EKWYX)	02/29/2000					(9.14)	(15.64)	10.01	19.60	0.73%	0.73%
FTSE Gold Mines Index						(11.06)	(16.48)	7.30	11.45
S&P 500 Index						25.89	8.54	2.01	4.12

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in limited sectors may be susceptible to financial, economic or market events impacting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, non-diversification risk, smaller company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Precious Metals Fund.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.09% for Class A, 1.84% for Class B, 1.84% for Class C, 0.95% for Administrator Class and 0.79% for Institutional Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Precious Metals Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10-01-2011	Ending Account Value 03-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$907.00	$5.20	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.50	1.09%
Class B
Actual	$1,000.00	$903.59	$8.76	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.80	$9.27	1.84%
Class C
Actual	$1,000.00	$903.60	$8.76	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.80	$9.27	1.84%
Administrator Class
Actual	$1,000.00	$907.62	$4.53	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
Institutional Class
Actual	$1,000.00	$908.62	$3.44	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.64	0.72%

1.	Expenses paid is equal to each class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 365 (to reflect the one-half year period).

10	Wells Fargo Advantage Precious Metals Fund	Portfolio of Investments—March 31, 2012

Security Name	Shares	Value

Common Stocks: 90.81%

Australia: 11.40%
CGA Mining Limited (Materials, Metals & Mining) †	4,500,000	$8,887,664
Gryphon Minerals Limited (Materials, Metals & Mining) †	3,000,000	3,356,153
Newcrest Mining Limited (Materials, Metals & Mining)	3,303,909	101,575,444
Perseus Mining Limited (Materials, Metals & Mining) †	3,600,000	8,763,289
Regis Resources Limited (Materials, Metals & Mining) †	1,000,000	4,226,267
Troy Resources NL (Materials, Metals & Mining) (i)	500,000	2,421,174
Troy Resources NL (Materials, Metals & Mining) (i)†	575,000	2,784,350
Troy Resources NL (Materials, Metals & Mining) (i)144A	95,833	464,057

		132,478,398

Canada: 56.25%
Agnico-Eagle Mines Limited (Materials, Metals & Mining)	855,164	28,545,374
Agnico-Eagle Mines Limited – Canadian Exchange (Materials, Metals & Mining)	35,000	1,168,300
Alacer Gold Corporation (Materials, Metals & Mining) †	952,881	8,110,642
Alacer Gold Corporation – Canadian Exchange (Materials, Metals & Mining)	450,000	3,830,267
Alamos Gold Incorporated (Materials, Metals & Mining)	1,197,600	21,984,115
Atacama Pac Gold Corporation (Materials, Metals & Mining) †	400,000	1,704,346
AuRico Gold Incorporated (Materials, Metals & Mining) †	400,000	3,565,091
Aurizon Mines Limited (Materials, Metals & Mining) †	2,695,700	13,188,647
Barrick Gold Corporation (Materials, Metals & Mining)	1,724,083	74,963,129
Centerra Gold Incorporated (Materials, Metals & Mining) 144A	350,000	5,442,378
Centerra Gold Incorporated – Canadian Exchange (Materials, Metals & Mining)	900,000	13,994,686
Continental Gold Limited (Materials, Metals & Mining) †	500,000	3,719,485
Detour Gold Corporation (Materials, Metals & Mining) †	255,000	6,358,063
Detour Gold Corporation (Materials, Metals & Mining) 144A	525,000	13,090,130
Detour Gold Corporation (Materials, Metals & Mining)	90,000	2,244,022
Eldorado Gold Corporation – Canadian Exchange (Materials, Metals & Mining)	4,271,044	58,662,893
Entree Gold Incorporated (Materials, Metals & Mining) †(i)	225,000	281,969
Entree Gold Incorporated (Materials, Metals & Mining) (i)144A	1,275,000	1,597,824
Exeter Resource Corporation (Materials, Metals & Mining) 144A	585,000	1,612,863
Exeter Resource Corporation (Materials, Metals & Mining) †	200,000	551,406
Extorre Gold Mines Limited (Materials, Metals & Mining) †	885,000	5,323,575
First Quantum Minerals Limited (Materials, Metals & Mining)	502,500	9,581,984
Franco-Nevada Corporation (Materials, Metals & Mining) 144A	142,500	6,127,450
Franco-Nevada Corporation – Canadian Exchange (Materials, Metals & Mining)	150,000	6,449,947
Goldcorp Incorporated (Materials, Metals & Mining)	746,694	33,646,032
Goldcorp Incorporated – Canadian Exchange (Materials, Metals & Mining)	1,572,254	70,869,256
IAMGOLD Corporation (Materials, Metals & Mining)	3,839,044	51,112,842
International Minerals Corporation (Materials, Metals & Mining) †	200,700	1,161,000
Kinross Gold Corporation (Materials, Metals & Mining)	5,575,553	54,500,618
Kirkland Lake Gold Incorporated (Materials, Metals & Mining) †	400,000	5,782,746
Mag Silver Corporation (Materials, Metals & Mining) †	400,000	4,050,328
Magma Metals Limited (Materials, Metals & Mining) (i)	1,000,000	140,358
Nautilus Minerals Incorporated (Materials, Metals & Mining) †(i)	254,934	646,632
New Gold Incorporated (Materials, Metals & Mining) †	450,000	4,443,832
Osisko Mining Corporation (Materials, Metals & Mining) †	909,400	10,557,774
Osisko Mining Corporation (Materials, Metals & Mining) 144A	1,500,000	17,414,407
Platinum Group Metals Limited (Materials, Metals & Mining) †(i)	650,000	944,910

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—March 31, 2012	Wells Fargo Advantage Precious Metals Fund	11

Security Name	Shares	Value

Canada: (continued)
Platinum Group Metals Limited (Materials, Metals & Mining) (i)144A	800,000	$1,162,966
Pretium Resources Incorporated (Materials, Metals & Mining) †	125,000	1,787,057
Queenston Mining Incorporated (Materials, Metals & Mining) †	600,000	2,694,872
Rio Alto Mining Limited (Materials, Metals & Mining) †	750,000	3,300,917
Semafo Incorporated (Materials, Metals & Mining) †	267,300	1,425,671
Semafo Incorporated – Canadian Exchange (Materials, Metals & Mining)	1,293,100	6,896,879
Silver Wheaton Corporation (Materials, Metals & Mining)	250,000	8,300,000
Silvercorp Metals Incorporated (Materials, Metals & Mining)	711,448	4,900,143
Tahoe Resources Incorporated (Materials, Metals & Mining) †	220,000	4,636,222
Tahoe Resources Incorporated (Materials, Metals & Mining) 144A	280,000	5,900,647
Torex Gold Resources Incorporated (Materials, Metals & Mining) †	500,000	1,002,557
Torex Gold Resources Incorporated (Materials, Metals & Mining) 144A	2,662,500	5,338,613
Yamana Gold Incorporated (Materials, Metals & Mining)	740,537	11,567,188
Yamana Gold Incorporated – Canadian Exchange (Materials, Metals & Mining)	3,022,040	47,143,157

		653,426,210

Peru: 2.45%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)	704,644	28,404,200

South Africa: 4.78%
AngloGold Ashanti Limited ADR (Materials, Metals & Mining)	615,591	22,727,620
Gold Fields Limited ADR (Materials, Metals & Mining)	1,199,196	16,668,824
Impala Platinum Holdings Limited (Materials, Metals & Mining)	819,346	16,139,119

		55,535,563

United Kingdom: 3.68%
African Barrick Gold Limited (Materials, Metals & Mining)	933,300	5,732,407
Avocet Mining plc (Materials, Metals & Mining)	1,100,000	3,244,428
Fresnillo plc (Materials, Metals & Mining)	1,000,000	25,560,025
Hochschild Mining plc (Materials, Metals & Mining)	1,099,251	8,161,811

		42,698,671

United States: 12.25%
Newmont Mining Corporation (Materials, Metals & Mining)	781,455	40,065,198
Randgold Resources Limited ADR (Materials, Metals & Mining)	900,000	79,182,000
Royal Gold Incorporated (Materials, Metals & Mining)	354,436	23,116,314

		142,363,512

Total Common Stocks (Cost $622,204,703)		1,054,906,554

Investment Companies: 2.46%
Gold Bullion Securities Limited †	177,748	28,604,986

Total Investment Companies (Cost $10,327,228)		28,604,986

Other: 4.28%
Wells Fargo Special Investments (Cayman) SPC (l)	16,355	49,650,832

Total Other (Cost $27,027,322)		49,650,832

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Precious Metals Fund	Portfolio of Investments—March 31, 2012

Security Name		Expiration Date	Shares	Value

Warrants: 0.05%

Canada: 0.05%
Agnico-Eagle Mines Limited (Materials, Metals & Mining) †		12/02/2013	17,500	$70,000
Kinross Gold Corporation (Materials, Metals & Mining) †		09/03/2013	232,238	123,401
Kinross Gold Corporation (Materials, Metals & Mining) †		09/17/2014	207,130	132,902
Kinross Gold Corporation (Materials, Metals & Mining) †		09/17/2014	49,500	31,761
Silver Wheaton Corporation (Materials, Metals & Mining) †		09/05/2013	12,950	188,423

Total Warrants (Cost $2,090,817)				546,487

	Yield
Short-Term Investments: 2.28%

Investment Companies: 2.28%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%		26,524,872	26,524,872

Total Short-Term Investments (Cost $26,524,872)				26,524,872

Total Investments in Securities
(Cost $688,174,942) *	99.88%	1,160,233,731
Other Assets and Liabilities, Net	0.12	1,442,713

Total Net Assets	100.00%	$1,161,676,444

†	Non-income earning security

(i)	Illiquid security for which the designation as illiquid is unaudited

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $749,571,672 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$505,865,146
Gross unrealized depreciation	(95,203,087)

Net unrealized appreciation	$410,662,059

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—March 31, 2012	Wells Fargo Advantage Precious Metals Fund	13

Assets
Investments
In unaffiliated securities, at value (see cost below)	$1,084,058,027
In affiliated securities, at value (see cost below)	76,175,704

Total investments, at value (see cost below)	1,160,233,731
Foreign currency, at value (see cost below)	12,802
Receivable for investments sold	1,547,004
Receivable for Fund shares sold	3,480,956
Receivable for dividends	983,440
Prepaid expenses and other assets	76,937

Total assets	1,166,334,870

Liabilities
Payable for Fund shares redeemed	3,162,662
Advisory fee payable	547,894
Distribution fees payable	227,234
Due to other related parties	314,296
Shareholder servicing fees payable	252,326
Accrued expenses and other liabilities	154,014

Total liabilities	4,658,426

Total net assets	$1,161,676,444

NET ASSETS CONSIST OF
Paid-in capital	$722,947,947
Accumulated net investment loss	(7,296,098)
Accumulated net realized losses on investments	(26,026,096)
Net unrealized gains on investments	472,050,691

Total net assets	$1,161,676,444

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$699,773,355
Shares outstanding – Class A	9,953,892
Net asset value per share – Class A	$70.30
Maximum offering price per share – Class A2	$74.59
Net assets – Class B	$39,046,188
Shares outstanding – Class B	595,880
Net asset value per share – Class B	$65.53
Net assets – Class C	$290,513,248
Shares outstanding – Class C	4,493,222
Net asset value per share – Class C	$64.66
Net assets – Administrator Class	$53,497,175
Shares outstanding – Administrator Class	759,721
Net asset value per share – Administrator Class	$70.42
Net assets – Institutional Class	$78,846,478
Shares outstanding – Institutional Class	1,119,501
Net asset value per share – Institutional Class	$70.43

Investments in unaffiliated securities, at cost	$634,622,748

Investments in affiliated securities, at cost	$53,552,194

Total investments, at cost	$688,174,942

Foreign currency, at cost	$12,853

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Precious Metals Fund	Statement of Operations—Year Ended March 31, 2012

Investment income
Dividends*	$11,836,021
Income from affiliated securities	32,053
Interest	4,813

Total investment income	11,872,887

Expenses
Advisory fee	7,720,384
Administration fees
Fund level	696,833
Class A	2,124,432
Class B	147,322
Class C	938,458
Administrator Class	66,342
Institutional Class	74,103
Shareholder servicing fees
Class A	2,040,212
Class B	140,804
Class C	902,364
Administrator Class	143,106
Distribution fees
Class B	424,966
Class C	2,707,090
Custody and accounting fees	91,437
Professional fees	47,477
Registration fees	34,175
Shareholder report expenses	199,414
Trustees’ fees and expenses	5,505
Other fees and expenses	5,203

Total expenses	18,509,627
Less: Fee waivers and/or expense reimbursements	(647,594)

Net expenses	17,862,033

Net investment loss	(5,989,146)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	49,442,344

Net change in unrealized gains (losses) on:
Unaffiliated securities	(282,675,824)
Affiliated securities	6,938,494

Net change in unrealized gains (losses) on investments	(275,737,330)

Net realized and unrealized gains (losses) on investments	(226,294,986)

Net decrease in net assets resulting from operations	$(232,284,132)

* Net of foreign dividend withholding taxes of	$1,010,034

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Precious Metals Fund	15

	Year Ended March 31, 2012		Year Ended March 31, 2011[1]		Year Ended October 31, 2010[2]

Operations
Net investment loss		$(5,989,146)		$(4,824,569)			$(8,246,409)
Net realized gains on investments		49,442,344		19,147,723			138,017,092
Net change in unrealized gains (losses) on investments		(275,737,330)		29,742,054			317,397,891

Net increase (decrease) in net assets resulting from operations		(232,284,132)		44,065,208			447,168,574

Distributions to shareholders from
Net investment income
Class A		(12,514,890)		(40,792,879)			0
Class B		(77,579)		(3,075,690)			0
Class C		(1,646,156)		(15,988,531)			0
Administrator Class		(985,846)		(4,409,918)			0	[3]
Institutional Class		(1,778,913)		(4,302,183)			0	[4]
Net realized gains
Class A		(4,798,869)		(64,067,611)			0
Class B		(329,445)		(6,219,040)			0
Class C		(2,302,061)		(31,312,147)			0
Administrator Class		(367,359)		(6,492,419)			0	[3]
Institutional Class		(554,112)		(6,352,244)			0	[4]

Total distributions to shareholders		(25,355,230)		(183,012,662)			0

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	2,714,698	222,195,855	1,499,208	131,908,878	3,801,670		302,514,191
Class B	16,859	1,282,248	29,428	2,421,290	43,458		3,154,965
Class C	529,768	40,442,337	538,280	43,231,944	988,761		71,591,926
Administrator Class	402,575	33,431,079	1,243,336	120,059,547	1,357	[3]	122,474	[3]
Institutional Class	413,439	34,298,298	306,056	26,802,077	494,840	[4]	40,121,137	[4]

		331,649,817		324,423,736			417,504,693

Reinvestment of distributions
Class A	199,451	14,801,866	999,625	88,852,858	0		0
Class B	4,282	315,216	86,602	7,123,324	0		0
Class C	39,944	2,827,987	412,268	33,605,609	0		0
Administrator Class	4,363	323,906	11,352	1,009,042	0	[3]	0	[3]
Institutional Class	28,510	2,110,923	111,456	9,929,327	0	[4]	0	[4]

		20,379,898		140,520,160			0

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Precious Metals Fund	Statements of Changes in Net Assets

	Year Ended March 31, 2012		Year Ended March 31, 2011[1]		Year Ended October 31, 2010[2]

	Shares		Shares		Shares

Capital share transactions (continued)
Payment for shares redeemed
Class A	(3,155,734)	$(257,484,105)	(2,517,021)	$(228,244,955)	(2,825,257)	$(220,696,606)
Class B	(331,328)	(25,230,080)	(168,968)	(13,699,776)	(241,788)	(17,543,547)
Class C	(1,151,650)	(85,906,547)	(494,503)	(38,921,274)	(958,570)	(68,573,931)
Administrator Class	(745,273)	(61,347,307)	(157,989)	(13,252,438)	0 [3]	0 [3]
Institutional Class	(450,160)	(36,596,752)	(187,356)	(16,035,319)	(257,253)[4]	(20,460,632)[4]

		(466,564,791)		(310,153,762)		(327,274,716)

Net increase (decrease) in net assets resulting from capital share transactions		(114,535,076)		154,790,134		90,229,977

Total increase (decrease) in net assets		(372,174,438)		15,842,680		537,398,551

Net assets
Beginning of period		1,533,850,882		1,518,008,202		980,609,651

End of period		$1,161,676,444		$1,533,850,882		$1,518,008,202

Undistributed (accumulated) net investment income (loss)		$(7,296,098)		$17,020,511		$68,923,581

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 is that of Evergreen Precious Metals Fund.

3.	Class commenced operations on July 30, 2010.

4.	Class I shares of the Evergreen Precious Metals Fund became Institutional Class shares on July 19, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Precious Metals Fund	17

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended October 31,
Class A	2012	2011[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$85.64	$93.43	$64.40	$33.15	$76.98	$56.05
Net investment loss	(0.19)[3]	(0.21)[3]	(0.35)[3]	(0.33)[3]	(0.14)[3]	(0.15)[3]
Net realized and unrealized gains (losses) on investments	(13.39)	3.24	29.38	33.23	(38.79)	24.35

Total from investment operations	(13.58)	3.03	29.03	32.90	(38.93)	24.20
Distributions to shareholders from
Net investment income	(1.27)	(4.06)	0.00	0.00	0.00	(0.42)
Net realized gains	(0.49)	(6.76)	0.00	(1.65)	(4.90)	(2.85)

Total distributions to shareholders	(1.76)	(10.82)	0.00	(1.65)	(4.90)	(3.27)
Net asset value, end of period	$70.30	$85.64	$93.43	$64.40	$33.15	$76.98
Total return[4]	(15.95)%	3.14%	45.10%	103.24%	(53.66)%	44.99%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.15%	1.09%	1.08%	1.07%	1.12%
Net expenses	1.09%	1.09%	1.05%	1.08%	1.05%	1.10%
Net investment loss	(0.24)%	(0.57)%	(0.45)%	(0.62)%	(0.21)%	(0.26)%
Supplemental data
Portfolio turnover rate	4%	5%	14%	14%	19%	37%
Net assets, end of period (000’s omitted)	$699,773	$873,142	$954,220	$594,910	$275,695	$587,874

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Precious Metals Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Precious Metals Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended October 31,
Class B	2012	2011[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$79.20	$86.53	$60.10	$31.25	$73.39	$53.61
Net investment loss	(0.77)[3]	(0.44)[3]	(0.86)[3]	(0.68)[3]	(0.60)[3]	(0.55)[3]
Net realized and unrealized gains (losses) on investments	(12.29)	3.01	27.29	31.18	(36.64)	23.24

Total from investment operations	(13.06)	2.57	26.43	30.50	(37.24)	22.69
Distributions to shareholders from
Net investment income	(0.12)	(3.14)	0.00	0.00	0.00	(0.06)
Net realized gains	(0.49)	(6.76)	0.00	(1.65)	(4.90)	(2.85)

Total distributions to shareholders	(0.61)	(9.90)	0.00	(1.65)	(4.90)	(2.91)
Net asset value, end of period	$65.53	$79.20	$86.53	$60.10	$31.25	$73.39
Total return[4]	(16.58)%	2.82%	44.00%	101.77%	(54.00)%	43.96%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.90%	1.83%	1.83%	1.80%	1.82%
Net expenses	1.84%	1.84%	1.80%	1.83%	1.80%	1.82%
Net investment loss	(1.01)%	(1.32)%	(1.19)%	(1.37)%	(0.97)%	(0.98)%
Supplemental data
Portfolio turnover rate	4%	5%	14%	14%	19%	37%
Net assets, end of period (000’s omitted)	$39,046	$71,761	$82,984	$69,553	$40,766	$99,221

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Precious Metals Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Precious Metals Fund	19

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended October 31,
Class C	2012	2011[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$78.43	$85.86	$59.63	$31.02	$72.90	$53.31
Net investment loss	(0.75)[3]	(0.43)[3]	(0.86)[3]	(0.68)[3]	(0.60)[3]	(0.55)[3]
Net realized and unrealized gains (losses) on investments	(12.18)	2.98	27.09	30.94	(36.38)	23.09

Total from investment operations	(12.93)	2.55	26.23	30.26	(36.98)	22.54
Distributions to shareholders from
Net investment income	(0.35)	(3.22)	0.00	0.00	0.00	(0.10)
Net realized gains	(0.49)	(6.76)	0.00	(1.65)	(4.90)	(2.85)

Total distributions to shareholders	(0.84)	(9.98)	0.00	(1.65)	(4.90)	(2.95)
Net asset value, end of period	$64.66	$78.43	$85.86	$59.63	$31.02	$72.90
Total return[4]	(16.58)%	2.82%	44.01%	101.75%	(54.01)%	43.95%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.90%	1.84%	1.83%	1.80%	1.82%
Net expenses	1.84%	1.84%	1.80%	1.83%	1.80%	1.82%
Net investment loss	(0.99)%	(1.31)%	(1.19)%	(1.37)%	(0.97)%	(0.98)%
Supplemental data
Portfolio turnover rate	4%	5%	14%	14%	19%	37%
Net assets, end of period (000’s omitted)	$290,513	$398,047	$396,590	$273,636	$129,074	$323,495

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Precious Metals Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Precious Metals Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended October 31, 2010[2]
Administrator Class	2012	2011[1]
Net asset value, beginning of period	$85.70	$93.65	$77.73
Net investment loss[3]	(0.06)[3]	(0.11)[3]	(0.12)[3]
Net realized and unrealized gains (losses) on investments	(13.41)	3.22	16.04

Total from investment operations	(13.47)	3.11	15.92
Distributions to shareholders from
Net investment income	(1.32)	(4.30)	0.00
Net realized gains	(0.49)	(6.76)	0.00

Total distributions to shareholders	(1.81)	(11.06)	0.00
Net asset value, end of period	$70.42	$85.70	$93.65
Total return[4]	(15.81)%	3.20%	20.48%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.91%	1.06%
Net expenses	0.92%	0.91%	0.95%
Net investment loss	(0.08)%	(0.30)%	(0.54)%
Supplemental data
Portfolio turnover rate	4%	5%	14%
Net assets, end of period (000’s omitted)	$53,497	$94,103	$127

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Precious Metals Fund	21

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended October 31,
Institutional Class	2012	2011[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$85.84	$93.68	$64.41	$33.07	$76.63	$55.78
Net Investment income (loss)	0.12	(0.06)[3]	(0.14)[3]	(0.20)[3]	0.03 [3]	0.01 [3]
Net realized and unrealized gains (losses) on investments	(13.45)	3.26	29.41	33.19	(38.69)	24.24

Total from investment operations	(13.33)	3.20	29.27	32.99	(38.66)	24.25
Distributions to shareholders from
Net investment income	(1.59)	(4.28)	0.00	0.00	0.00	(0.55)
Net realized gains	(0.49)	(6.76)	0.00	(1.65)	(4.90)	(2.85)

Total distributions to shareholders	(2.08)	(11.04)	0.00	(1.65)	(4.90)	(3.40)
Net asset value, end of period	$70.43	$85.84	$93.68	$64.41	$33.07	$76.63
Total return[4]	(15.64)%	3.32%	45.47%	103.78%	(53.54)%	45.40%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.72%	0.78%	0.82%	0.82%	0.82%
Net expenses	0.71%	0.69%	0.78%	0.82%	0.82%	0.82%
Net investment income (loss)	0.14%	(0.15)%	(0.18)%	(0.37)%	0.04%	0.02%
Supplemental data
Portfolio turnover rate	4%	5%	14%	14%	19%	37%
Net assets, end of period (000’s omitted)	$78,846	$96,798	$84,087	$42,511	$15,213	$8,293

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Precious Metals Fund.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Precious Metals Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Precious Metals Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Fair Value Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued prices are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. The securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to Financial Statements	Wells Fargo Advantage Precious Metals Fund	23

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to net operating losses, certain distributions paid, passive foreign investment companies and foreign tax credits passed through to shareholders. At March 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Losses on Investments
$(8,919,736)	$(1,324,079)	$10,243,815

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is

24	Wells Fargo Advantage Precious Metals Fund	Notes to Financial Statements

the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$1,054,906,554	$0	$0	$1,054,906,554
Investment companies	28,604,986	0	0	28,604,986
Other	0	49,650,832	0	49,650,832
Warrants	0	546,487	0	546,487
Short-term investments
Investment companies	26,524,872	0	0	26,524,872
	$1,110,036,412	$50,197,319	$0	$1,160,233,731

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended March 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Notes to Financial Statements	Wells Fargo Advantage Precious Metals Fund	25

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.60% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended March 31, 2012, the advisory fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by Funds Management and do not increase the overall fees paid by the Fund. Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.40% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.09% for Class A, 1.84% for Class B, 1.84% for Class C, 0.95% for Administrator Class and 0.79% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended March 31, 2012, Wells Fargo Funds Distributor, LLC received $170,515 from the sale of Class A shares and $681, $50,637 and $44,739 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended March 31, 2012 were $57,571,224 and $192,018,962, respectively.

6. INVESTMENT IN AFFILIATE

The Fund invests in Wells Fargo Special Investment (Cayman) SPC, a wholly owned subsidiary of the Fund, which invests directly in precious metals or minerals. The Fund is the sole shareholder of the affiliated subsidiary. An affiliated company is a company in which the Fund has ownership of at least 5% of the outstanding voting shares. A summary of transactions with the affiliate for the year ended March 31, 2012 was as follows:

	Shares Beginning of Period	Shares Purchased	Shares End of Period	Value End of Period	Amount of Equity in Net Profit and Loss
Wells Fargo Special Investments (Cayman) SPC	16,335	20	16,355	$49,650,832	$22,623,509

26	Wells Fargo Advantage Precious Metals Fund	Notes to Financial Statements

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended March 31, 2012, the Fund paid $3,522 in commitment fees.

During the year ended March 31, 2012, the Fund had average borrowings outstanding of $15,887 at a rate of 1.41% and paid interest in the amount of $224.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following periods were as follows:

	Year ended March 31,		Year ended October 31, 2010
	2012	2011*
Ordinary Income	$16,660,364	$68,954,628	$0
Long-term Capital Gain	8,694,866	114,058,034	0

*	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

As of March 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Loss	Undistributed Long-Term Gain	Unrealized Gains (Losses)
$(7,264,785)*	$35,370,634	$410,653,961

*	This amount includes the qualified late-year ordinary loss, which will be recognized on the first day of the following fiscal year.

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in precious metals and therefore, may be more affected by changes in that industry than would be a comparable mutual fund whose investments are not heavily weighted in any industry.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210 Balance Sheet, creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update’s adoption on the Fund’s financial statement disclosures.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

Notes to Financial Statements	Wells Fargo Advantage Precious Metals Fund	27

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

28	Wells Fargo Advantage Precious Metals Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Precious Metals Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Precious Metals Fund as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 23, 2012

Other Information (Unaudited)	Wells Fargo Advantage Precious Metals Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $8,694,866 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $3,218,786 of income dividends paid during the fiscal year ended March 31, 2012 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended March 31, 2012. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable Foreign Taxes Paid	Per Share Amount	Foreign Income as % of Ordinary Income Distributions
$1,010,034	$0.0597	70.35%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Precious Metals Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 137 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Precious Metals Fund	31

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Precious Metals Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Precious Metals Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s

Other Information (Unaudited)	Wells Fargo Advantage Precious Metals Fund	33

benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than the median performance of the Universe for all periods under review. The Board also noted that, except for the three-year performance results, the performance of the Fund was higher than its benchmark, the Lipper Precious Metal Funds Index, for the periods under review.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratio of the Fund was lower than the Fund’s Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and Net Advisory Rate for the Fund were in range of the median rates for the Fund’s Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without an administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the sub-advisory agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

34	Wells Fargo Advantage Precious Metals Fund	Other Information (Unaudited)

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Fund and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Precious Metals Fund	35

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

208978 05-12 A316/AR316 3-12

Wells Fargo Advantage

Specialized Technology Fund

Annual Report

March 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of March 31, 2012.

Equity Funds
Asia Pacific Fund	Equity Value Fund	Precious Metals Fund
C&B Large Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Mid Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
Capital Growth Fund	Index Fund	Small Cap Value Fund
Common Stock Fund	International Equity Fund	Small Company Growth Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Value Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Specialized Technology Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effect on the global economy of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Specialized Technology Fund for the 12-month period that ended March 31, 2012. The period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effect on the global economy of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain. Most U.S. stock indexes posted mixed returns for the period, with growth stocks outperforming value stocks.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, global economic numbers supported the case for a gradual recovery. Just prior to the reporting period, real gross domestic product (GDP) growth for the U.S. was solidly positive in the fourth quarter of 2010 at a 2.3% (expressed as an annual rate) compared to the prior quarter, and lower but still positive at a 0.4% annualized rate for the first quarter of 2011. The 17 countries that compose the eurozone also reported encouraging numbers, with reported GDP increasing by 0.8% annualized rate in the first quarter of 2011 compared to the prior quarter.

Investor worries returned in the summer of 2011, however, as second-quarter U.S. GDP growth of 1.3% seemed to confirm that the economy had slowed from the pace set in 2010 (Real GDP increased by 3.0% in 2010). Moreover, the drawn-out political debate over the raising of the U.S. debt ceiling reduced confidence that the national government could address the country’s problems. Partly as a result, Standard & Poor’s rating service downgraded U.S. long-term debt from AAA to AA+1 in August 2011.

Meanwhile, concerns about the eurozone sovereign debt situation returned to center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effect of such an event on the financial systems and the global economy. In October 2011, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit, it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s required expenditures.

Concern about the Greek credit crisis waxed and waned throughout the period, before it was addressed in March 2012. At that time, the Greek government came to an agreement with its creditors allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. By the end of the reporting period, the Greek agreement, combined with unprecedented support for eurozone banks by the European Central Bank (ECB), seemed to calm investor concerns, at least temporarily.

1.	The ratings indicated are from Standard & Poor’s. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Letter to Shareholders	Wells Fargo Advantage Specialized Technology Fund	3

The U.S. economy reported relatively solid news.

In contrast to worrisome data from the eurozone, U.S. economic data remained moderately positive. After disappointing readings for first and second quarter GDP growth, reported GDP came in at a 1.8% annualized rate in the third quarter of 2011 and then accelerated to a 3.0% annualized rate in the fourth quarter. The major banks appeared to have taken steps toward repairing their balance sheets; in March, the Federal Reserve (Fed) announced that 15 of the 19 major banks had passed a “stress test,” in which the Fed attempted to gauge whether the banks could survive a severe recession that included a 50% drop in the stock market and a 21% percent decline in housing prices.

Bank stocks rebounded after the Fed released details of the stress test, but financials nonetheless posted a modest loss for the full reporting period. That pattern was repeated across the stock market, with weak or negative returns in the first half of the period giving way to gains in the second half as investors became increasingly confident that the U.S. would not return to recession. Information technology was one of the few sectors to perform strongly throughout the period, as major technology companies continued to benefit from sales to Asia as well as from trends toward increased use of smartphones and mobile computing, and the technology sector ended the period with double-digit gains. Utilities stocks also outperformed for the full reporting period, as investors sought yield in an environment of historically low interest rates.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In the second quarter of 2011, the Fed completed its second round of monetary stimulus, in which it had planned to purchase $600 billion in long-term U.S. Treasuries as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. Even though the Fed seemed to rule out further monetary stimulus, it remained accommodative. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until at least late 2014.

At the beginning of the period, the ECB had a key rate of 1.00%, but raised it to 1.25% in April and then to 1.50% in July, in an attempt to keep inflation in check. Later, in response to weakness in the southern European economies, the ECB lowered its key rate to 1.25% in November and to 1.0% in December. In August, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries in exchange for increased deficit reduction. The ECB also continued to provide virtually unlimited liquidity for banks, announcing a long-term refinancing operation (LTRO) in December through which it provided low cost, three-year loans to lenders.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike.

In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments

In contrast to worrisome data from the eurozone, U.S. economic data remained moderately positive.

4	Wells Fargo Advantage Specialized Technology Fund	Letter to Shareholders

across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps in managing risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

The Board of Trustees for Wells Fargo Advantage Funds has unanimously approved the following modifications to certain net asset value (NAV) waiver privileges and commission schedules:

■	Effective May 1, 2012, automatic investment plan (AIP) purchases and proceeds received from systematic withdrawals will no longer qualify for NAV repurchase privileges.

■

Effective May 1, 2012, discretionary rights to waive the upfront commission for Class C and “jumbo” Class A share purchases will no longer be granted to broker/dealers. However, we will continue to waive the Class C shares contingent deferred sales charge for redemptions by employer-sponsored retirement plans where the dealer of record waived its commission at the time of purchase.

■

Effective July 31, 2012, NAV purchase privileges for former Evergreen Class IS and Class R shareholders are being modified to remove the ability to purchase Class A shares at NAV unless those shares are held directly with the Fund on or after July 31, 2012.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialized Technology Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

RCM Capital Management, LLC

PORTFOLIO MANAGERS

Huachen Chen, CFA

Walter C. Price, Jr., CFA

FUND INCEPTION

September 18, 2000

12 MONTH TOTAL RETURN AS OF MARCH 31, 2012
Class A (Excluding Sales Charges)	(0.74)%
S&P North American Technology Index[1]	13.67%
S&P 500 Index[2]	8.54%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.70% for Class A. The Fund’s gross and net expense ratios are 1.69% and 1.69%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The S&P North American Technology Index (formerly the Goldman Sachs Technology Index) is a modified capitalization-weighted index of selected technology stocks. You cannot invest directly in an index.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Specialized Technology Fund Class A shares for the most recent ten years with the S&P North American Technology Index and S&P 500 Index . The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6	Wells Fargo Advantage Specialized Technology Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed both benchmarks, the S&P North American Technology Index and the S&P 500 Index, for the 12-month period that ended March 31, 2012.

■	The Fund’s stock selection was negative in most technology industries, though selection in computers and peripherals was slightly positive.

■

Notable detractors to performance included internet software & services and communication companies such as Netflix Incorporated, ADTRAN Incorporated, Acme Packet Incorporated, and Salesforce.com Incorporated.

■

The Fund’s Chinese holdings, particularly internet companies SINA Corporation and Baidu.com Incorporated, also struggled during the year. Discovery of fraud at Chinese banking software vendor Longtop Financial Technologies Limited made it the top detractor to performance.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF MARCH 31, 2012)
Apple Incorporated	15.08%
Microsoft Corporation	12.44%
QUALCOMM Incorporated	5.13%
Intel Corporation	4.46%
Google Incorporated Class A	4.09%
Salesforce.com Incorporated	3.59%
Cisco Systems Incorporated	3.35%
EMC Corporation	3.25%
Visa Incorporated Class A	3.22%
Oracle Corporation	2.44%

The year was again a volatile one for technology stocks.

The market was quite volatile during most of the fiscal year and volatility spiked during the third quarter of 2011. A proxy for fear, the Chicago Board Options Exchange Volatility Index (VIX), rose to 48% on August 8 after being below 20% for most of the year (higher numbers for the index equal greater volatility). Several macroeconomic factors contributed to the rise in volatility and the overall market decline, including worries about the U.S. economy and concerns about the probable effect of a Greek sovereign debt default on the global economy and markets.

Prior to the reporting period, stocks rallied on strong earnings results during the first quarter of 2011. However, in early May 2011, many investors took profits and reduced their holdings in the more volatile companies. Chinese stocks were weak because of announcements by the Chinese government stating it was again raising bank reserve requirements (thus decreasing the amount of credit in the economy), governance issues associated with Yahoo! Incorporated’s holding in Alibaba Group, and the discovery of fraud at banking software vendor Longtop Financial Technologies Limited. As June 2011 ended, technology stocks rallied as fears of a Greek sovereign debt default and a U.S. return to recession subsided.

However, the market crisis during the third quarter of 2011 erased most of the previous gains as global equity markets experienced one of their worst quarters since the fourth quarter of 2008. Volatility remained high amid fears of a eurozone economic meltdown, lack of a credible political solution, and growing evidence that Europe was heading for a recession. Investors again worried about another U.S. recession as well as a potential hard landing in China.

U.S. stocks rallied during most of the fourth quarter of 2011 amid signs that the U.S. recovery had gained traction. Earnings results for the third quarter for many technology companies were better than feared and many companies met

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialized Technology Fund	7

expectations. The market continued its strong rally throughout the first quarter of 2012. Investors continued to be attracted to the dividend paying stocks. Most companies beat conservative expectations, as the economy continued to recover and technology spending remained solid.

Technology stocks were leaders in the strong recovery, as the S&P North American Technology Sector Index gained 19.56% and the S&P 500 Index gained 12.59% during the first quarter of the calendar year. Both indices finished the fiscal year ending March 31, 2012 with solid returns of 13.67% and 8.54%, respectively.

The Fund remained broadly positioned within technology industries.

Among the technology holdings, the computers and peripherals industry was by far the top performer in the benchmark, which is primarily due to the dominance of Apple Incorporated. The company’s stock rose nearly 74% during the fiscal year and the S&P North American Technology Sector Index had an average weight in the stock of 9.7%. Apple was a top active and absolute contributor to the Fund, as well as the Fund’s largest position. The company continues to have good success with its iPhone and iPad products and investors benefited from the recent announcement of a quarterly dividend.

The Fund’s returns relative to the benchmark were aided by a lack of exposure to Research in Motion Limited, which declined 74% during the reporting period. Holdings in Samsung Electronics Company Limited and Hewlett-Packard Company were also top contributors. Samsung continues to display strong global sales momentum, mainly due to its promising Galaxy mobile handset models. Pressure on Hewlett-Packard caused the stock to decline by 41% during the year, though the Fund’s underweight to the stock aided relative performance. Hewlett-Packard continues to make management and organization changes that appear to be causing choppy near-term results. We sold our remaining position in the stock during the first quarter of 2012.

Investment style is the primary driver of the Fund’s performance, and our style was not in favor for most of the reporting period. We seek to identify future winners in high-growth technology companies. The Fund is thus underweight in mega-cap names, which tend to outperform in difficult markets. Moreover, though we trimmed the Fund’s mid-cap names in the third quarter of 2011, our mid-cap allocation detracted from relative performance, as mid-cap stocks significantly lagged the S&P North American Technology Sector Index.

We have increased the Fund’s holdings in some of the larger-cap companies that we believe are experiencing a product cycle improvement or management changes, such as Microsoft Corporation, International Business Machines Corporation, and Google Incorporated, though the Fund’s relative underweight to these stocks hurt returns during the period. We still have a significant part of the Fund invested in mid-cap companies and have maintained the Fund’s exposure to China, particularly in internet companies Baidu Incorporated, Netease.com Incorporated, and SINA Corporation. SINA and Baidu were top detractors to relative returns. Chinese software vendor Longtop Financial Technology Limited also detracted because fraud was discovered at this banking software vendor. This stock is no longer held by the Fund.

We have about 20% of the Fund in stocks associated with cloud computing, which includes internet and software companies. This group provided mixed results to the Fund’s performance. Rackspace Hosting Incorporated, Akamai Technologies Incorporated, and the Fund’s underweight to Amazon.com Incorporated contributed to returns, while Netflix Incorporated, ADTRAN Incorporated, and Salesforce.com Incorporated detracted. We remain positive on the internet services and software industries and have recently increased the Fund’s position in Salesforce.com, one of the cloud leaders.

8	Wells Fargo Advantage Specialized Technology Fund	Performance Highlights (Unaudited)

INDUSTRY DISTRIBUTION[5] (AS OF MARCH 31, 2012)

As we continue into 2012, we believe that the U.S. economy and technology stocks should experience solid growth.

We have positioned the Fund to hold companies we expect to benefit from continued growth in many technology industries, especially in companies that provide solutions to save money or enable enterprises to improve their relationships with customers and improve revenue growth. Specifically, we have embraced the following technologies, services, and trends in making our investment decisions: inexpensive smart phones outside of the U.S., wireless services including games and social networks, a new category of software for customer interaction, software-as-a-service, e-commerce, a new energy infrastructure, the growing use of information technology in health care, and more efficient transportation including electric cars.

As we continue into 2012, we expect a modest recession in Europe, solid growth in China, and modest growth in the U.S. We believe that this environment should allow solid growth for most technology companies. If the global credit crisis does not escalate, we expect consumer and corporate investments to rebound as uncertainty ebbs. Hopefully, the uncertainty currently associated with credit markets will be resolved and growth will again attract investors later in 2012.

5.	Industry distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialized Technology Fund	9

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF MARCH 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (WFSTX)	09/18/2000	16.15	(6.44)	7.69	8.13	23.31	(0.74)	8.97	8.77	1.69%	1.69%
Class B (WFTBX)**	09/18/2000	17.88	(6.54)	7.88	8.21	22.88	(1.54)	8.18	8.21	2.44%	2.44%
Class C (WFTCX)	09/18/2000	21.77	(2.55)	8.16	7.94	22.77	(1.55)	8.16	7.94	2.44%	2.44%
Administrator Class (WFTDX)	07/30/2010					23.39	(0.51)	9.05	8.80	1.53%	1.52%
Investor Class (WFTZX)	04/08/2005					23.34	(0.74)	8.90	8.64	1.76%	1.76%
S&P North American Technology Index						28.72	13.67	7.62	5.08
S&P 500 Index						25.89	8.54	2.01	4.12

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in limited sectors may be susceptible to financial, economic or market events impacting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, non-diversification risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Investor Class shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to the Investor Class shares. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through July 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.70% for Class A, 2.45% for Class B, 2.45% for Class C, 1.50% for Administrator Class and 1.77% for Investor Class. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage Specialized Technology Fund	Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10-01-2011	Ending Account Value 03-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,233.10	$9.49	1.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.57	1.70%
Class B
Actual	$1,000.00	$1,228.83	$13.65	2.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.75	$12.33	2.45%
Class C
Actual	$1,000.00	$1,227.67	$13.64	2.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.75	$12.33	2.45%
Administrator Class
Actual	$1,000.00	$1,233.89	$8.38	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57	1.50%
Investor Class
Actual	$1,000.00	$1,233.39	$9.88	1.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.15	$8.92	1.77%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—March 31, 2012	Wells Fargo Advantage Specialized Technology Fund	11

Security Name	Shares	Value

Common Stocks: 96.05%

Consumer Discretionary: 3.59%

Automobiles: 0.57%
Tesla Motors Incorporated «†	37,870	$1,410,279

Internet & Catalog Retail: 3.02%
Amazon.com Incorporated †	9,565	1,937,008
Groupon Incorporated «†	71,105	1,306,910
Netflix Incorporated †	18,255	2,100,055
priceline.com Incorporated †	2,960	2,123,800

		7,467,773

Financials: 3.70%

Consumer Finance: 3.70%
MasterCard Incorporated	2,830	1,190,128
Visa Incorporated Class A «	67,635	7,980,930

		9,171,058

Health Care: 1.21%

Health Care Technology: 1.21%
athenahealth Incorporated «†	40,465	2,999,266

Information Technology: 86.14%

Communications Equipment: 9.22%
Aruba Networks Incorporated †	46,135	1,027,888
Cisco Systems Incorporated	391,900	8,288,685
Motorola Solutions Incorporated	16,350	831,071
QUALCOMM Incorporated	186,604	12,692,804

		22,840,448

Computers & Peripherals: 22.97%
Apple Incorporated †	62,275	37,331,994
Dell Incorporated †	53,750	892,250
EMC Corporation †	269,030	8,038,616
Fusion-io Incoporated †	115,385	3,278,088
SanDisk Corporation †	66,310	3,288,313
Seagate Technology plc	101,620	2,738,659
Western Digital Corporation †	31,540	1,305,441

		56,873,361

Electronic Equipment, Instruments & Components: 2.08%
Hitachi Limited	323,000	2,072,164
Samsung Electronics Company Limited	2,735	3,077,644

		5,149,808

Internet Software & Services: 9.91%
Akamai Technologies Incorporated †	39,520	1,450,384
Baidu.com Incorporated ADR «†	27,635	4,028,354

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Specialized Technology Fund	Portfolio of Investments—March 31, 2012

Security Name	Shares	Value

Internet Software & Services (continued)
eBay Incorporated †	53,080	$1,958,121
Google Incorporated Class A †	15,775	10,115,561
Netease.com Incorporated ADR †	40,480	2,351,888
Phoenix New Media Limited ADR †	72,060	529,641
Rackspace Hosting Incorporated †	42,485	2,455,208
Renren Incorporated ADR «†	911	5,029
SINA Corporation †	25,110	1,632,150

		24,526,336

IT Services: 3.68%
Automatic Data Processing Incorporated	33,680	1,858,799
Cognizant Technology Solutions Corporation Class A †	25,255	1,943,372
International Business Machines Corporation	22,435	4,681,063
Paychex Incorporated	20,155	624,603

		9,107,837

Semiconductors & Semiconductor Equipment: 13.02%
Analog Devices Incorporated	52,540	2,122,616
Avago Technologies Limited	91,585	3,569,067
Broadcom Corporation Class A	80,180	3,151,074
Catcher Technology GDR	30,100	1,063,132
Hynix Semiconductor Incorporated	33,660	868,942
Intel Corporation	393,195	11,052,711
Lam Research Corporation «†	36,385	1,623,499
Marvell Technology Group Limited †	143,510	2,257,412
Micron Technology Incorporated †	199,520	1,616,112
Taiwan Semiconductor Manufacturing Company Limited ADR	128,326	1,960,821
Texas Instruments Incorporated	87,680	2,946,925

		32,232,311

Software: 25.26%
Activision Blizzard Incorporated	69,255	887,849
Ariba Incorporated «†	68,525	2,241,453
Aspen Technology Incorporated †	62,510	1,283,330
Intuit Incorporated	96,575	5,807,055
Microsoft Corporation	955,417	30,812,198
Nuance Communications Incorporated «†	32,535	832,245
Oracle Corporation	207,365	6,046,763
Salesforce.com Incorporated «†	57,515	8,886,643
TIBCO Software Incorporated †	188,520	5,749,863

		62,547,399

Materials: 1.41%

Chemicals: 1.41%
Monsanto Company	43,740	3,488,702

Total Common Stocks (Cost $186,911,872)		237,814,578

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—March 31, 2012	Wells Fargo Advantage Specialized Technology Fund	13

Security Name		Principal	Value

Other: 0.23%
Gryphon Funding Limited, Pass-Through Entity (i)(v)(a)		$768,891	$215,289
VFNC Corporation, Pass-Through Entity, 0.24% (i)(v)(a)±144A		850,757	357,318

Total Other (Cost $234,463)			572,607

	Yield	Shares
Short-Term Investments: 12.59%

Investment Companies: 12.59%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.10%	8,988,988	8,988,988
Wells Fargo Securities Lending Cash Investments, LLC (v)(u)(l)(r)	0.18	22,195,262	22,195,262

Total Short-Term Investments (Cost $31,184,250)			31,184,250

Total Investments in Securities
(Cost $218,330,585) *	108.87%	269,571,435
Other Assets and Liabilities, Net	(8.87)	(21,966,331)

Total Net Assets	100.00%	$247,605,104

«	All or a portion of this security is on loan.

†	Non-income earning security

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $220,819,769 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$51,826,227
Gross unrealized depreciation	(3,074,561)

Net unrealized appreciation	$48,751,666

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Specialized Technology Fund	Statement of Assets and Liabilities—March 31, 2012

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$238,387,185
In affiliated securities, at value (see cost below)	31,184,250

Total investments, at value (see cost below)	269,571,435
Receivable for investments sold	3,449,389
Receivable for Fund shares sold	194,690
Receivable for dividends	108,722
Receivable for securities lending income	49,801
Prepaid expenses and other assets	21,277

Total assets	273,395,314

Liabilities
Payable for investments purchased	2,818,397
Payable for Fund shares redeemed	174,882
Payable upon receipt of securities loaned	22,429,725
Advisory fee payable	222,002
Distribution fees payable	5,177
Due to other related parties	35,526
Accrued expenses and other liabilities	104,501

Total liabilities	25,790,210

Total net assets	$247,605,104

NET ASSETS CONSIST OF
Paid-in capital	$193,061,574
Undistributed net investment loss	(292,109)
Accumulated net realized gains on investments	3,594,096
Net unrealized gains on investments	51,241,543

Total net assets	$247,605,104

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$144,307,879
Shares outstanding – Class A	17,172,631
Net asset value per share – Class A	$8.40
Maximum offering price per share – Class A2	$8.91
Net assets – Class B	$850,659
Shares outstanding – Class B	110,895
Net asset value per share – Class B	$7.67
Net assets – Class C	$7,194,322
Shares outstanding – Class C	939,959
Net asset value per share – Class C	$7.65
Net assets – Administrator Class	$7,546,071
Shares outstanding – Administrator Class	894,841
Net asset value per share – Administrator Class	$8.43
Net assets – Investor Class	$87,706,173
Shares outstanding – Investor Class	10,521,291
Net asset value per share – Investor Class	$8.34

Investments in unaffiliated securities, at cost	$187,146,335

Investments in affiliated securities, at cost	$31,184,250

Total investments, at cost	$218,330,585

Securities on loan, at value	$21,875,669

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended March 31, 2012	Wells Fargo Advantage Specialized Technology Fund	15

Investment income
Dividends*	$1,667,576
Securities lending income, net	224,660
Income from affiliated securities	14,713

Total investment income	1,906,949

Expenses
Advisory fee	2,551,278
Administration fees
Fund level	121,490
Class A	373,142
Class B	2,867
Class C	17,246
Administrator Class	7,573
Investor Class	277,709
Shareholder servicing fees
Class A	358,157
Class B	2,757
Class C	16,582
Administrator Class	18,393
Investor Class	208,729
Distribution fees
Class B	8,270
Class C	49,747
Custody and accounting fees	62,257
Professional fees	25,965
Registration fees	31,448
Shareholder report expenses	76,296
Trustees’ fees and expenses	10,636
Other fees and expenses	10,597

Total expenses	4,231,139
Less: Fee waivers and/or expense reimbursements	(5,929)

Net expenses	4,225,210

Net investment loss	(2,318,261)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	4,816,103
Net change in unrealized gains (losses) on investments	(7,043,558)

Net realized and unrealized gains (losses) on investments	(2,227,455)

Net decrease in net assets resulting from operations	$(4,545,716)

* Net of foreign dividend withholding taxes of	$48,925

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Specialized Technology Fund	Statements of Changes in Net Assets

	Year Ended March 31, 2012		Year Ended March 31, 2011[1]		Year Ended October 31, 2010

Operations
Net investment loss		$(2,318,261)		$(1,335,086)		$(2,664,554)
Net realized gains on investments		4,816,103		23,344,044		21,675,307
Net change in unrealized gains (losses) on investments		(7,043,558)		12,304,761		41,116,263

Net increase (decrease) in net assets resulting from operations		(4,545,716)		34,313,719		60,127,016

Distributions to shareholders from
Net realized gains
Class A		(6,083,661)		0		0
Class B		(45,688)		0		0
Class C		(316,022)		0		0
Administrator Class		(733,086)		0		0 [2]
Investor Class		(3,677,210)		0		0

Total distributions to shareholders		(10,855,667)		0		0

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	2,226,035	18,048,117	1,666,240	14,289,747	3,665,187	24,221,218
Class B	8,315	62,699	29,724	236,793	22,849	145,405
Class C	233,624	1,744,707	148,227	1,180,215	109,467	674,286
Administrator Class	1,878,134	15,082,574	433,827	3,556,702	14,002 [2]	97,500 [2]
Investor Class	1,232,888	9,966,488	1,123,642	9,476,844	1,232,433	8,210,302

		44,904,585		28,740,301		33,348,711

Reinvestment of distributions
Class A	782,626	5,814,915	0	0	0	0
Class B	5,780	39,307	0	0	0	0
Class C	37,006	250,901	0	0	0	0
Administrator Class	82,715	616,227	0	0	0 [2]	0 [2]
Investor Class	487,040	3,589,480	0	0	0	0

		10,310,830		0		0

Payment for shares redeemed
Class A	(4,686,404)	(37,870,075)	(1,917,957)	(16,053,122)	(4,576,710)	(30,203,768)
Class B	(101,864)	(763,181)	(94,078)	(733,426)	(185,637)	(1,124,725)
Class C	(154,816)	(1,119,178)	(101,328)	(802,968)	(168,835)	(1,025,508)
Administrator Class	(1,502,628)	(11,082,470)	(11,209)	(97,066)	0 [2]	0 [2]
Investor Class	(1,880,229)	(15,060,161)	(1,041,458)	(8,732,625)	(1,681,096)	(10,992,495)

		(65,895,065)		(26,419,207)		(43,346,496)

Net increase (decrease) in net assets resulting from capital share transactions		(10,679,650)		2,321,094		(9,997,785)

Total increase (decrease) in net assets		(26,081,033)		36,634,813		50,129,231

Net assets
Beginning of period		273,686,137		237,051,324		186,922,093

End of period		$247,605,104		$273,686,137		$237,051,324

Undistributed net investment income (loss)		$(292,109)		$0		$0

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Specialized Technology Fund	17

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended October 31,
Class A	2012	2011[1]	2010	2009	2008	2007
Net asset value, beginning of period	$8.88	$7.74	$5.81	$4.52	$7.83	$5.45
Net investment loss	(0.07)	(0.04)	(0.08)	(0.04)[2]	(0.04)[2]	(0.07)[2]
Net realized and unrealized gains (losses) on investments	(0.05)	1.18	2.01	1.33	(3.27)	2.45

Total from investment operations	(0.12)	1.14	1.93	1.29	(3.31)	2.38
Distributions to shareholders from
Net realized gains	(0.36)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$8.40	$8.88	$7.74	$5.81	$4.52	$7.83
Total return[3]	(0.74)%	14.60%	33.22%	28.54%	(42.27)%	43.67%
Ratios to average net assets (annualized)
Gross expenses	1.70%	1.67%	1.73%	1.85%	1.81%	1.79%
Net expenses	1.70%	1.67%	1.73%	1.75%	1.75%	1.75%
Net investment loss	(0.92)%	(1.20)%	(1.23)%	(0.84)%	(0.62)%	(1.05)%
Supplemental data
Portfolio turnover rate	169%	43%	164%	144%	191%	178%
Net assets, end of period (000’s omitted)	$144,308	$167,298	$147,945	$116,272	$100,523	$163,333

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Specialized Technology Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended October 31,
Class B	2012	2011[1]	2010	2009	2008	2007
Net asset value, beginning of period	$8.20	$7.18	$5.42	$4.25	$7.42	$5.20
Net investment loss	(0.13)[2]	(0.06)[2]	(0.12)[2]	(0.07)[2]	(0.08)[2]	(0.10)[2]
Net realized and unrealized gains (losses) on investments	(0.04)	1.08	1.88	1.24	(3.09)	2.32

Total from investment operations	(0.17)	1.02	1.76	1.17	(3.17)	2.22
Distributions to shareholders from
Net realized gains	(0.36)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$7.67	$8.20	$7.18	$5.42	$4.25	$7.42
Total return[3]	(1.54)%	14.21%	32.47%	27.53%	(42.72)%	42.69%
Ratios to average net assets (annualized)
Gross expenses	2.45%	2.42%	2.48%	2.60%	2.55%	2.54%
Net expenses	2.45%	2.42%	2.48%	2.50%	2.50%	2.50%
Net investment loss	(1.69)%	(1.95)%	(1.97)%	(1.54)%	(1.33)%	(1.79)%
Supplemental data
Portfolio turnover rate	169%	43%	164%	144%	191%	178%
Net assets, end of period (000’s omitted)	$851	$1,629	$1,888	$2,310	$3,254	$16,366

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Specialized Technology Fund	19

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended October 31,
Class C	2012	2011[1]	2010	2009	2008	2007
Net asset value, beginning of period	$8.18	$7.16	$5.41	$4.24	$7.40	$5.19
Net investment loss	(0.12)[2]	(0.06)[2]	(0.12)[2]	(0.07)[2]	(0.08)[2]	(0.11)[2]
Net realized and unrealized gains (losses) on investments	(0.05)	1.08	1.87	1.24	(3.08)	2.32

Total from investment operations	(0.17)	1.02	1.75	1.17	(3.16)	2.21
Distributions to shareholders from
Net realized gains	(0.36)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$7.65	$8.18	$7.16	$5.41	$4.24	$7.40
Total return[3]	(1.55)%	14.25%	32.35%	27.59%	(42.70)%	42.58%
Ratios to average net assets (annualized)
Gross expenses	2.45%	2.43%	2.48%	2.60%	2.54%	2.54%
Net expenses	2.45%	2.43%	2.48%	2.50%	2.50%	2.50%
Net investment loss	(1.66)%	(1.95)%	(1.98)%	(1.60)%	(1.38)%	(1.81)%
Supplemental data
Portfolio turnover rate	169%	43%	164%	144%	191%	178%
Net assets, end of period (000’s omitted)	$7,194	$6,742	$5,566	$4,527	$3,626	$6,907

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Specialized Technology Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended October 31, 2010[2]
Administrator Class	2012	2011[1]
Net asset value, beginning of period	$8.88	$7.74	$6.63
Net investment loss	(0.06)	(0.04)[3]	(0.02)[3]
Net realized and unrealized gains (losses) on investments	(0.03)	1.18	1.13

Total from investment operations	(0.09)	1.14	1.11
Distributions to shareholders from
Net realized gains	(0.36)	0.00	0.00
Net asset value, end of period	$8.43	$8.88	$7.74
Total return[4]	(0.51)%	14.73%	16.74%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.48%	1.58%
Net expenses	1.50%	1.48%	1.50%
Net investment loss	(0.64)%	(1.03)%	(0.97)%
Supplemental data
Portfolio turnover rate	169%	43%	164%
Net assets, end of period (000’s omitted)	$7,546	$3,879	$108

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Specialized Technology Fund	21

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended October 31,
Investor Class	2012	2011[1]	2010	2009	2008[4]	2007[4]
Net asset value, beginning of period	$8.81	$7.69	$5.78	$4.50	$7.79	$5.44
Net investment loss	(0.08)	(0.05)	(0.09)[2]	(0.05)[2]	(0.05)[2]	(0.07)[2]
Net realized and unrealized gains (losses) on investments	(0.03)	1.17	2.00	1.33	(3.24)	2.42

Total from investment operations	(0.11)	1.12	1.91	1.28	(3.29)	2.35
Distributions to shareholders from
Net realized gains	(0.36)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$8.34	$8.81	$7.69	$5.78	$4.50	$7.79
Total return[3]	(0.74)%	14.56%	33.04%	28.44%	(42.23)%	43.20%
Ratios to average net assets (annualized)
Gross expenses	1.77%	1.74%	1.82%	1.96%	1.96%	1.96%
Net expenses	1.77%	1.74%	1.82%	1.86%	1.90%	1.90%
Net investment loss	(0.98)%	(1.27)%	(1.32)%	(0.96)%	(0.77)%	(1.20)%
Supplemental data
Portfolio turnover rate	169%	43%	164%	144%	191%	178%
Net assets, end of period (000’s omitted)	$87,706	$94,139	$81,544	$63,814	$49,567	$92,530

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

4.	On June 20, 2008, Class Z was renamed Investor Class.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Specialized Technology Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Specialized Technology Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Fair Value Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued prices are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. The securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to Financial Statements	Wells Fargo Advantage Specialized Technology Fund	23

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

For Wells Fargo Advantage Funds that participated in securities lending activity prior to February 13, 2009, certain structured investment vehicles purchased in a joint account by the former securities lending agent defaulted or were impaired. Certain of the Wells Fargo Advantage Funds still hold ownership interest in these structured investment vehicles, which have since been restructured as pass-through securities. If the Fund holds an ownership interest in such pass-through securities, information regarding this ownership interest can be found in the Portfolio of Investments under the category “Other”.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

24	Wells Fargo Advantage Specialized Technology Fund	Notes to Financial Statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to foreign currency transactions and net operating losses. At March 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Gains on Investments
$(2,060,837)	$2,026,152	$34,685

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of March 31, 2012, the Fund had $8,803,221 of current year deferred post–October capital losses, and $292,110 of late year ordinary loss deferral which will be treated as realized for tax purposes on the first day of the succeeding year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

Notes to Financial Statements	Wells Fargo Advantage Specialized Technology Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$237,814,578	$0	$0	$237,814,578

Other	0	0	572,607	572,607

Short-term investments
Investment companies	8,988,988	22,195,262	0	31,184,250
	$246,803,566	$22,195,262	$572,607	$269,571,435

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended March 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.05% and declining to 0.90% as the average daily net assets of the Fund increase. For the year ended March 31, 2012, the advisory fee was equivalent to an annual rate of 1.05% of the Fund’s average daily net assets.

Funds Management has retained the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by Funds Management and do not increase the overall fees paid by the Fund. RCM Capital Management, LLC is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 1.00% and declining to 0.55% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual

26	Wells Fargo Advantage Specialized Technology Fund	Notes to Financial Statements

fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A , Class B, Class C	0.26%
Administrator Class	0.10
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.70% for Class A, 2.45% for Class B, 2.45% for Class C, 1.50% for Administrator Class and 1.77% for Investor Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended March 31, 2012, Wells Fargo Funds Distributor, LLC received $10,114 from the sale of Class A shares and $1,892, $824 and $897 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended March 31, 2012 were $394,956,479 and $413,077,545, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended March 31, 2012, the Fund paid $492 in commitment fees.

For the year ended March 31, 2012, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $10,855,667 of long-term capital gain for the year ended March 31, 2012. There were no distributions paid to shareholders for the five months ended March 31, 2011 and for the year ended October 31, 2010.

Notes to Financial Statements	Wells Fargo Advantage Specialized Technology Fund	27

As of March 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Loss	Undistributed Long-Term Gain	Unrealized Gains (Losses)	Post-October Capital Loss
$(292,110)*	$14,886,502	$48,752,359	$(8,803,221)

*	This amount includes the qualified late-year ordinary loss which will be recognized on the first day of the following fiscal year.

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in the technology sector and, therefore, may be more affected by changes in that industry than would be a comparable mutual fund whose investments are not heavily weighted in any industry.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210 Balance Sheet, creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update’s adoption on the Fund’s financial statement disclosures.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

28	Wells Fargo Advantage Specialized Technology Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Specialized Technology Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Specialized Technology Fund as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 23, 2012

Other Information (Unaudited)	Wells Fargo Advantage Specialized Technology Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $10,855,667 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2012.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Specialized Technology Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 137 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Specialized Technology Fund	31

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Specialized Technology Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Specialized Technology Fund (the “Fund”) and (ii) an investment sub-advisory agreement with RCM Capital Management LLC (the “RCM”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with RCM are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and RCM and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management was guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and RCM under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and RCM, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and RCM. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and RCM about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and RCM supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board

Other Information (Unaudited)	Wells Fargo Advantage Specialized Technology Fund	33

noted that the performance of the Fund, except for the one-year period under review, was in range of or higher than the median performance of the Universe for the periods under review. The Board also noted that the performance of the Fund, except for the one-year period under review, was higher than its benchmark index, the Lipper Science & Technology Funds Index, for the periods under review.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios for the Investor and A share classes of the Fund were higher than their respective Expense Group’s median net operating expense ratios, while the net operating expense ratio for the Administrator share class of the Fund was in range of the median net operating expense ratio of its Expense Group.

The Board also noted that the Fund’s expense ratios warranted further discussion. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the expense ratios of the Fund relative to the Universe. The Board received a report that noted that Lipper had re-categorized the Fund as a domestic fund, despite its significant foreign holdings, and that its net operating expense ratio compared favorably to the global fund universe to which Lipper previously compared it. Additionally, the Board accepted management’s recommendation to reduce the Investor share class operating expense ratio cap by eleven basis points and all other share classes by ten basis points. The Board was satisfied that Funds Management was taking appropriate actions with respect to the Fund’s expenses.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to RCM for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate and the Net Advisory Rate for the Fund were higher than the median rates for the Fund’s Expense Group. The Board noted that Funds Management recommended to reduce contractual fee cap arrangements designed to lower the Fund’s expenses.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to RCM for sub-advisory services. The Board also considered this amount in comparison to the median amount paid by a sub-advised expense Universe that was determined by Lipper to be similar to the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and RCM to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without an administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also

34	Wells Fargo Advantage Specialized Technology Fund	Other Information (Unaudited)

reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the sub-advisory agreement, the sub-advised expense information provided by Lipper, and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to RCM, which is not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to RCM had been negotiated by Funds Management on an arm’s-length basis and that RCM’s profitability from its relationship with the Fund was not a material factor in determining whether to renew the sub-advisory agreement.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and RCM

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and RCM as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and RCM with the Fund and benefits potentially derived from an increase in Funds Management’s and RCM’s business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or RCM).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and RCM annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Other Information (Unaudited)	Wells Fargo Advantage Specialized Technology Fund	35

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

36	Wells Fargo Advantage Specialized Technology Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

208979 05-12 A317/AR317 3-12

Wells Fargo Advantage

Utility and Telecommunications Fund

Annual Report

March 31, 2012

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $213 billion in assets under management, as of March 31, 2012.

Equity Funds
Asia Pacific Fund	Equity Value Fund	Precious Metals Fund
C&B Large Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Mid Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
Capital Growth Fund	Index Fund	Small Cap Value Fund
Common Stock Fund	International Equity Fund	Small Company Growth Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Value Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Utility and Telecommunications Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effect on the global economy of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Utility and Telecommunications Fund for the 12-month period that ended March 31, 2012. The period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effect on the global economy of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain. Most U.S. stock indexes posted mixed returns for the period, with growth stocks outperforming value stocks.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, global economic numbers supported the case for a gradual recovery. Just prior to the reporting period, real gross domestic product (GDP) growth for the U.S. was solidly positive in the fourth quarter of 2010 at a 2.3% (expressed as an annual rate) compared to the prior quarter, and lower but still positive at a 0.4% annualized rate for the first quarter of 2011. The 17 countries that compose the eurozone also reported encouraging numbers, with reported GDP increasing by 0.8% annualized rate in the first quarter of 2011 compared to the prior quarter.

Investor worries returned in the summer of 2011, however, as second-quarter U.S. GDP growth of 1.3% seemed to confirm that the economy had slowed from the pace set in 2010 (Real GDP increased by 3.0% in 2010). Moreover, the drawn-out political debate over the raising of the U.S. debt ceiling reduced confidence that the national government could address the country’s problems. Partly as a result, Standard & Poor’s rating service downgraded U.S. long-term debt from AAA to AA+1 in August 2011.

Meanwhile, concerns about the eurozone sovereign debt situation returned to center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effect of such an event on the financial systems and the global economy. In October 2011, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit, it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s required expenditures.

Concern about the Greek credit crisis waxed and waned throughout the period, before it was addressed in March 2012. At that time, the Greek government came to an agreement with its creditors allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. By the end of the reporting period, the Greek agreement, combined with unprecedented support for eurozone banks by the European Central Bank (ECB), seemed to calm investor concerns, at least temporarily.

1.	The ratings indicated are from Standard & Poor’s. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Letter to Shareholders	Wells Fargo Advantage Utility and Telecommunications Fund	3

The U.S. economy reported relatively solid news.

In contrast to worrisome data from the eurozone, U.S. economic data remained moderately positive. After disappointing readings for first and second quarter GDP growth, reported GDP came in at a 1.8% annualized rate in the third quarter of 2011 and then accelerated to a 3.0% annualized rate in the fourth quarter. The major banks appeared to have taken steps toward repairing their balance sheets; in March, the Federal Reserve (Fed) announced that 15 of the 19 major banks had passed a “stress test,” in which the Fed attempted to gauge whether the banks could survive a severe recession that included a 50% drop in the stock market and a 21% percent decline in housing prices.

Bank stocks rebounded after the Fed released details of the stress test, but financials nonetheless posted a modest loss for the full reporting period. That pattern was repeated across the stock market, with weak or negative returns in the first half of the period giving way to gains in the second half as investors became increasingly confident that the U.S. would not return to recession. Information technology was one of the few sectors to perform strongly throughout the period, as major technology companies continued to benefit from sales to Asia as well as from trends toward increased use of smartphones and mobile computing, and the technology sector ended the period with double-digit gains. Utilities stocks also outperformed for the full reporting period, as investors sought yield in an environment of historically low interest rates.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In the second quarter of 2011, the Fed completed its second round of monetary stimulus, in which it had planned to purchase $600 billion in long-term U.S. Treasuries as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. Even though the Fed seemed to rule out further monetary stimulus, it remained accommodative. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until at least late 2014.

At the beginning of the period, the ECB had a key rate of 1.00%, but raised it to 1.25% in April and then to 1.50% in July, in an attempt to keep inflation in check. Later, in response to weakness in the southern European economies, the ECB lowered its key rate to 1.25% in November and to 1.0% in December. In August, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries in exchange for increased deficit reduction. The ECB also continued to provide virtually unlimited liquidity for banks, announcing a long-term refinancing operation (LTRO) in December through which it provided low cost, three-year loans to lenders.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike.

In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments

In contrast to worrisome data from the eurozone, U.S. economic data remained moderately positive.

4	Wells Fargo Advantage Utility and Telecommunications Fund	Letter to Shareholders

across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps in managing risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

The Board of Trustees for Wells Fargo Advantage Funds has unanimously approved the following modifications to certain net asset value (NAV) waiver privileges and commission schedules:

■	Effective May 1, 2012, automatic investment plan (AIP) purchases and proceeds received from systematic withdrawals will no longer qualify for NAV repurchase privileges.

■

Effective May 1, 2012, discretionary rights to waive the upfront commission for Class C and “jumbo” Class A share purchases will no longer be granted to broker/dealers. However, we will continue to waive the Class C shares contingent deferred sales charge for redemptions by employer-sponsored retirement plans where the dealer of record waived its commission at the time of purchase.

■

Effective July 31, 2012, NAV purchase privileges for former Evergreen Class IS and Class R shareholders are being modified to remove the ability to purchase Class A shares at NAV unless those shares are held directly with the Fund on or after July 31, 2012.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

Performance Highlights (Unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	5

INVESTMENT OBJECTIVE

The Fund seeks total return, consisting of current income and capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Crow Point Partners, LLC

PORTFOLIO MANAGER

Timothy P. O’Brien, CFA

FUND INCEPTION

January 4, 1994

12 MONTH TOTAL RETURN AS OF MARCH 31, 2012
Class A (Excluding Sales Charges)	12.01%
S&P Utilities Index[1]	14.82%
S&P 500 Index[2]	8.54%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.14% for Class A. The Fund’s gross and net expense ratios are 1.25% and 1.15%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The S&P Utilities Index is a market value-weighted index, measuring the performance of all stocks within the Utility Sector of the S&P 500 Index. You cannot invest directly in an index.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Utility and Telecommunications Fund Class A shares for the most recent ten years with the S&P 500 Index and S&P Utilities Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6	Wells Fargo Advantage Utility and Telecommunications Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the S&P Utilities Index, for the 12-month period that ended March 31, 2012.

■

Individual stock selection, especially among natural gas utilities, detracted from relative performance. National Fuel Gas Company was a notable detractor as lower natural gas prices led to reduced revenues for the natural gas producer.

■

The Fund benefited from strength in its energy companies, most notably El Paso Corporation; in information technology companies, including Visa Incorporated and MasterCard Incorporated; and in independent power producers such as Constellation Energy Group Incorporated.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF MARCH 31, 2012)
El Paso Corporation	6.04%
ITC Holdings Corporation	5.27%
Northeast Utilities	4.40%
Wisconsin Energy Corporation	4.22%
American Electric Power Company Incorporated	4.07%
Nextera Energy Incorporated	4.03%
Exelon Corporation	3.99%
Sempra Energy	3.95%
CMS Energy Corporation	3.77%
Visa Incorporated Class A	3.73%

Stock selection and sector weighting affected relative performance.

Natural gas prices remained low throughout the period, leading to reduced revenue for natural gas producers. We had previously reduced the Fund’s exposure to natural gas prices, but eliminating that exposure entirely would have been more effective. The Fund’s elimination of most of its European positions prior to the beginning of the reporting period (in the third quarter of 2010) again aided relative performance as European utilities and telecoms continued to lag in 2011 and in the first quarter of 2012. The Fund also benefited from two acquisition bids for major positions, Constellation Energy by Exelon Corporation and El Paso Corporation by Kinder Morgan Incorporated.

The portfolio has not changed dramatically in the past year and turnover has remained relatively low. We sold part of our positions in Visa and MasterCard on rallies, though we maintain a significant position in Visa and a decent if smaller holding in MasterCard. The completion of the Constellation Energy acquisition by Exelon eliminated the Fund’s Constellation position and doubled the weighting in Exelon. The Fund significantly increased its positions in American Electric Power Company Incorporated—which fell sharply following an unexpected regulatory setback in Ohio prior to the reporting period that in our opinion was overblown—and in ITC Holdings Corporation, which inked a potentially transformational asset purchase deal with Entergy Corporation. There is considerable skepticism by industry observers that state regulators will approve the asset sale, and while ITC reacted positively to the news, it still trades at a substantial discount to its projected net asset value. We think that the odds of the sale being approved are better than 50-50 and that if the sale to ITC goes forward, the stock is substantially undervalued. If the deal doesn’t go forward, however, we believe downside risk should be comparatively limited.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	7

INDUSTRY DISTRIBUTION[5] (AS OF MARCH 31, 2012)

We believe the fundamentals of utilities and telecommunication services stocks appear strong, but policy decisions about dividend taxation could affect investor appetite for dividend-paying stocks. Regulated utility companies have an abundance of needed or mandated transmission and distribution projects in which to invest. Because the recession has created a surplus of generating capacity, spending on generation has been weak. Recent regulatory pronouncements from the Environmental Protection Agency (EPA), however, cloud the outlook for coal-fired generating assets. We believe the result is likely to be an uptick in the construction of combined cycle gas turbines (CCGTs) to replace coal plants that will be retired, since the cost of complying with the EPA mandates may make the coal-fired plants uneconomical. In our opinion, the loss of coal-fired plants will likely raise the cost of electricity. As a result, we expect regulated utility companies in the U.S. will enjoy steady earnings growth for the foreseeable future.

We believe power names with sensitivity to natural gas prices are less favorably positioned because their margins are under pressure due to weak gas and electricity prices. The long-term fundamental outlook for regulated utilities appears robustly positive; however, there may be near-term headwinds. Interest rates will likely rise at some point—although we do not believe they will rise very soon—and the 15% tax rate on qualified dividend income is due to sunset at the end of 2012. Both will likely weigh on utility stocks. We expect that telephone carriers should continue to enjoy decent wireless growth, with slowing customer additions, more or less offset by the increasing proliferation of smartphones, which typically result in higher revenue per customer. While utilities have slightly underperformed the broad equity market recently, over a full market cycle we believe that utility returns to investors will likely be competitive with returns of the equity market as a whole.

5.	Industry distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Utility and Telecommunications Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF MARCH 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (EVUAX)	01/04/1994	7.07	5.57	0.55	8.97	13.60	12.01	1.75	9.62	1.25%	1.15%
Class B (EVUBX)**	01/04/1994	8.15	6.21	0.64	9.05	13.15	11.21	0.98	9.05	2.00%	1.90%
Class C (EVUCX)	09/02/1994	12.16	10.23	0.98	8.81	13.16	11.23	0.98	8.81	2.00%	1.90%
Administrator Class (EVUDX)	07/30/2010					13.70	12.32	1.84	9.74	1.09%	0.96%
Institutional Class (EVUYX)	02/28/1994					13.78	12.42	2.01	9.93	0.82%	0.79%
S&P Utilities Index						6.53	14.82	1.55	5.89
S&P 500 Index						25.89	8.54	2.01	4.12

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in limited sectors may be susceptible to financial, economic or market events impacting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to convertible securities risk, foreign investment risk, high-yield securities risk, non-diversification risk, smaller company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Utility and Telecommunications Fund.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.14% for Class A, 1.89% for Class B, 1.89% for Class C, 0.95% for Administrator Class and 0.78% for Institutional Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10-01-2011	Ending Account Value 03-31-2012	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,135.97	$6.09	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.76	1.14%
Class B
Actual	$1,000.00	$1,131.49	$10.07	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.55	$9.52	1.89%
Class C
Actual	$1,000.00	$1,131.63	$10.07	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.55	$9.52	1.89%
Administrator Class
Actual	$1,000.00	$1,137.01	$5.08	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
Institutional Class
Actual	$1,000.00	$1,137.85	$4.12	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.15	$3.89	0.77%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Utility and Telecommunications Fund	Portfolio of Investments—March 31, 2012

Security Name	Shares	Value

Common Stocks: 89.87%

Consumer Discretionary: 1.78%

Media: 1.78%
Comcast Corporation Class A	225,100	$6,755,251

Financials: 5.05%

Consumer Finance: 4.95%
MasterCard Incorporated Class A	11,000	4,625,940
Visa Incorporated Class A «	120,000	14,160,000

		18,785,940

Diversified Financial Services: 0.10%
Hicks Acquisition Company II Incorporated †(a)	35,000	358,400

Industrials: 0.12%

Building Products: 0.12%
Ameresco Incorporated Class A †	35,000	474,250

Information Technology: 2.01%

Computers & Peripherals: 0.15%
Mitek Systems Incorporated «†	50,000	580,000

Internet Software & Services: 0.98%
Akamai Technologies Incorporated †	101,000	3,706,700

IT Services: 0.88%
Convergys Corporation «†	250,000	3,337,500

Materials: 0.18%

Chemicals: 0.18%
Rentech Nitrogen Partners LP †	25,000	693,500

Telecommunication Services: 6.00%

Diversified Telecommunication Services: 4.12%
AT&T Incorporated	150,000	4,684,500
Tele2 AB	100,000	2,040,570
Verizon Communications Incorporated	100,000	3,823,000
VimpelCom Limited ADR	350,000	3,906,000
Windstream Corporation «	100,000	1,171,000

		15,625,070

Wireless Telecommunication Services: 1.88%
Shenandoah Telecommunication «	300,000	3,345,000
Turkcell Iletisim Hizmetleri AS ADR «	300,000	3,780,000

		7,125,000

Utilities: 74.73%

Electric Utilities: 32.90%
American Electric Power Company Incorporated	400,000	15,432,000
Exelon Corporation	386,000	15,135,060

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—March 31, 2012	Wells Fargo Advantage Utility and Telecommunications Fund	11

Security Name		Shares	Value

Electric Utilities (continued)
FirstEnergy Corporation		250,000	$11,397,500
Great Plains Energy Incorporated		375,000	7,601,250
Hawaiian Electric Industries Incorporated «		125,000	3,168,750
ITC Holdings Corporation		260,000	20,004,400
Nextera Energy Incorporated		250,050	15,273,054
Northeast Utilities		450,000	16,704,000
NV Energy Incorporated		300,000	4,836,000
PPL Corporation «		380,000	10,738,800
The Southern Company		100,000	4,493,000

			124,783,814

Gas Utilities: 3.49%
National Fuel Gas Company «		275,000	13,233,000

Multi-Utilities: 36.54%
CenterPoint Energy Incorporated		250,000	4,930,000
CMS Energy Corporation «		650,000	14,300,000
Dominion Resources Incorporated		175,000	8,961,750
El Paso Corporation		775,000	22,901,250
EQT Corporation		58,600	2,825,106
GeoResources Incorporated «†		140,000	4,583,600
Kodiak Oil & Gas Corporation «†		625,000	6,225,000
MDU Resources Group Incorporated		300,000	6,717,000
Public Service Enterprise Group Incorporated		400,000	12,244,000
Rex Energy Corporated †		225,000	2,403,000
SCANA Corporation «		200,000	9,122,000
Sempra Energy		250,000	14,990,000
Southwestern Energy Company †		95,000	2,907,000
The Williams Companies Incorporated		270,000	8,318,700
Wisconsin Energy Corporation «		455,000	16,006,900
Whiting USA Trust II †		50,000	1,150,000

			138,585,306

Water Utilities: 1.80%
American Water Works Company Incorporated		200,000	6,806,000

Total Common Stocks (Cost $239,230,988)			340,849,731

	Dividend Yield
Preferred Stocks: 8.85%

Utilities: 8.85%

Electric Utilities: 6.77%
Alabama Power Company	5.63%	30,000	769,500
Entergy Arkansas Incorporated	6.45	170,000	4,234,071
Entergy Louisiana LLC	6.95	20,000	2,005,000
Gulf Power Company	6.45	21,000	2,281,343
Interstate Power & Light Company	8.38	168,913	4,830,912
Nextera Energy Capital	5.70	100,000	2,493,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Utility and Telecommunications Fund	Portfolio of Investments—March 31, 2012

Security Name	Dividend Yield		Shares	Value

Electric Utilities (continued)
PPL Electric Utilities	6.25%		127,521	$3,203,965
Southern California Edison Company Series C	6.00		58,339	5,828,434

				25,646,225

Multi-Utilities: 2.08%
ATP Oil & Gas Corporation 144A	8.00		15,710	691,240
DTE Energy Company	6.50		150,000	4,090,500
Pacific Gas & Electric Company	4.36		77,820	1,767,977
Scana Corporation	7.70		47,500	1,348,525

				7,898,242

Total Preferred Stocks (Cost $32,727,563)				33,544,467

		Expiration Date
Warrants: 0.00%

Utilities: 0.00%

Independent Power Producers & Energy Traders: 0.00%
China Hydroelectric Corporation †		1/25/2014	30,000	930

Total Warrants (Cost $36,000)				930

	Yield
Short-Term Investments: 15.04%

Investment Companies: 15.04%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10		4,671,061	4,671,061
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.18		52,366,525	52,366,525

Total Short-Term Investments (Cost $57,037,586)				57,037,586

Total Investments in Securities
(Cost $329,032,137) *	113.76%	431,432,714
Other Assets and Liabilities, Net	(13.76)	(52,174,785)

Total Net Assets	100.00%	$379,257,929

«	All or a portion of this security is on loan.

†	Non-income earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $329,072,238 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$103,816,225
Gross unrealized depreciation	(1,455,749)

Net unrealized appreciation	$102,360,476

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—March 31, 2012	Wells Fargo Advantage Utility and Telecommunications Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$374,395,128
In affiliated securities, at value (see cost below)	57,037,586

Total investments, at value (see cost below)	431,432,714
Cash	2,529,295
Receivable for Fund shares sold	285,423
Receivable for dividends	1,057,628
Receivable for securities lending income	5,128
Prepaid expenses and other assets	36,625

Total assets	435,346,813

Liabilities
Payable for investments purchased	2,497,000
Payable for Fund shares redeemed	734,609
Payable upon receipt of securities loaned	52,366,525
Advisory fee payable	180,377
Distribution fees payable	54,087
Due to other related parties	104,125
Accrued expenses and other liabilities	152,161

Total liabilities	56,088,884

Total net assets	$379,257,929

NET ASSETS CONSIST OF
Paid-in capital	$356,628,274
Undistributed net investment income	238,118
Accumulated net realized losses on investments	(80,022,042)
Net unrealized gains on investments	102,413,579

Total net assets	$379,257,929

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$288,227,586
Shares outstanding – Class A	20,916,707
Net asset value per share – Class A	$13.78
Maximum offering price per share – Class A2	$14.62
Net assets – Class B	$20,612,637
Shares outstanding – Class B	1,494,631
Net asset value per share – Class B	$13.79
Net assets – Class C	$58,554,518
Shares outstanding – Class C	4,246,587
Net asset value per share – Class C	$13.79
Net assets – Administrator Class	$4,945,022
Shares outstanding – Administrator Class	358,561
Net asset value per share – Administrator Class	$13.79
Net assets – Institutional Class	$6,918,166
Shares outstanding – Institutional Class	501,317
Net asset value per share – Institutional Class	$13.80

Investments in unaffiliated securities, at cost	$271,994,551

Investments in affiliated securities, at cost	$57,037,586

Total investments, at cost	$329,032,137

Securities on loan, at value	$51,106,195

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Utility and Telecommunications Fund	Statement of Operations—Year Ended March 31, 2012

Investment income
Dividends*	$11,991,150
Securities lending income, net	127,462
Income from affiliated securities	19,868

Total investment income	12,138,480

Expenses
Advisory fee	2,240,025
Administration fees
Fund level	186,669
Class A	734,975
Class B	56,852
Class C	149,830
Administrator Class	4,241
Institutional Class	5,536
Shareholder servicing fees
Class A	706,706
Class B	54,666
Class C	144,067
Administrator Class	9,317
Distribution fees
Class B	163,997
Class C	432,202
Custody and accounting fees	32,087
Professional fees	42,045
Registration fees	40,055
Shareholder report expenses	27,834
Trustees’ fees and expenses	5,157
Other fees and expenses	5,010

Total expenses	5,041,271
Less: Fee waivers and/or expense reimbursements	(222,984)

Net expenses	4,818,287

Net investment income	7,320,193

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	21,428,263
Written options	(647,307)

Net realized gains on investments	20,780,956

Net change in unrealized gains (losses) on:
Unaffiliated securities	13,784,387
Written options	(17,112)

Net change in unrealized gains (losses) on investments	13,767,275

Net realized and unrealized gains (losses) on investments	34,548,231

Net increase in net assets resulting from operations	$41,868,424

* Net of foreign dividend withholding taxes of	$125,849

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Utility and Telecommunications Fund	15

	Year Ended March 31, 2012		Year Ended March 31, 2011[1]		Year Ended October 31, 2010[2]

Operations
Net investment income		$7,320,193		$4,147,948			$9,836,366
Net realized gains on investments		20,780,956		10,014,435			15,886,440
Net change in unrealized gains (losses) on investments		13,767,275		16,641,565			18,063,899

Net increase in net assets resulting from operations		41,868,424		30,803,948			43,786,705

Distributions to shareholders from
Net investment income
Class A		(6,442,409)		(3,377,592)			(7,266,042)
Class B		(324,837)		(209,487)			(498,304)
Class C		(873,484)		(507,114)			(1,293,236)
Administrator Class		(104,660)		(57,673)			(44)[3]
Institutional Class		(181,848)		(90,001)			(246,342)[4]

Total distributions to shareholders		(7,927,238)		(4,241,867)			(9,303,968)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	2,338,203	30,558,969	773,836	9,471,654	1,932,934		21,982,130
Class B	85,092	1,083,247	8,720	106,576	52,615		599,896
Class C	411,949	5,425,962	169,806	2,084,647	732,973		8,422,289
Administrator Class	195,713	2,597,695	440,154	5,232,017	901	[3]	10,000 [3]
Institutional Class	132,563	1,739,554	44,146	538,290	486,747	[4]	5,585,331 [4]

		41,405,427		17,433,184			36,599,646

Reinvestment of distributions
Class A	439,453	5,695,029	243,520	2,917,047	540,491		6,139,396
Class B	18,462	239,459	12,680	151,524	30,728		349,330
Class C	48,684	633,230	27,109	324,575	62,162		706,472
Administrator Class	4,993	65,235	2,279	27,329	4	[3]	44 [3]
Institutional Class	13,717	177,870	7,214	86,815	20,700	[4]	236,053 [4]

		6,810,823		3,507,290			7,431,295

Payment for shares redeemed
Class A	(4,403,290)	(57,466,698)	(2,481,126)	(29,809,524)	(6,501,199)		(73,626,445)
Class B	(551,368)	(7,132,867)	(385,828)	(4,662,845)	(655,913)		(7,422,193)
Class C	(1,030,484)	(13,376,603)	(920,278)	(11,066,439)	(2,734,181)		(30,926,291)
Administrator Class	(152,238)	(2,029,999)	(133,245)	(1,610,527)	0	[3]	0 [3]
Institutional Class	(192,937)	(2,538,200)	(110,009)	(1,326,426)	(753,525)[4]		(8,601,349)[4]

		(82,544,367)		(48,475,761)			(120,576,278)

Net decrease in net assets resulting from capital share transactions		(34,328,117)		(27,535,287)			(76,545,337)

Total decrease in net assets		(386,931)		(973,206)			(42,062,600)

Net assets
Beginning of period		379,644,860		380,618,066			422,680,666

End of period		$379,257,929		$379,644,860			$380,618,066

Undistributed net investment income		$238,118		$774,452			$321,287

1.	For the five month ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 is that of Evergreen Utility and Telecommunications Fund.

3.	Class commenced operations on July 30, 2010.

4.	Class I shares of Evergreen Utility and Telecommunications Fund became Institutional Class shares on July 19, 2010.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Utility and Telecommunications Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended October 31,
Class A	2012	2011[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$12.59	$11.73	$10.77	$10.67	$16.69	$13.63
Net investment income	0.28	0.14	0.29	0.48	1.06	0.75
Net realized and unrealized gains (losses) on investments	1.21	0.87	0.94	0.11	(6.17)	3.23

Total from investment operations	1.49	1.01	1.23	0.59	(5.11)	3.98
Distributions to shareholders from
Net investment income	(0.30)	(0.15)	(0.27)	(0.49)	(0.91)	(0.92)
Net asset value, end of period	$13.78	$12.59	$11.73	$10.77	$10.67	$16.69
Total return[3]	12.01%	8.66%	11.55%	5.77%	(31.70)%	29.97%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.24%	1.16%	1.13%	1.09%	1.09%
Net expenses	1.14%	1.14%	1.12%	1.13%	1.07%	1.04%
Net investment income	2.11%	2.85%	2.56%	4.66%	7.05%	5.12%
Supplemental data
Portfolio turnover rate	36%	8%	51%	109%	153%	75%
Net assets, end of period (000’s omitted)	$288,228	$283,716	$281,501	$301,953	$304,608	$507,539

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Utility and Telecommunications Fund.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Utility and Telecommunications Fund	17

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended October 31,
Class B	2012	2011[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$12.59	$11.72	$10.77	$10.67	$16.69	$13.63
Net investment income	0.18 [3]	0.10 [3]	0.21 [3]	0.40 [3]	0.89 [3]	0.69
Net realized and unrealized gains (losses) on investments	1.22	0.87	0.93	0.11	(6.11)	3.16

Total from investment operations	1.40	0.97	1.14	0.51	(5.22)	3.85
Distributions to shareholders from
Net investment income	(0.20)	(0.10)	(0.19)	(0.41)	(0.80)	(0.79)
Net asset value, end of period	$13.79	$12.59	$11.72	$10.77	$10.67	$16.69
Total return[4]	11.21%	8.32%	10.64%	4.97%	(32.18)%	28.91%
Ratios to average net assets (annualized)
Gross expenses	1.95%	1.99%	1.91%	1.88%	1.81%	1.79%
Net expenses	1.89%	1.89%	1.87%	1.88%	1.81%	1.79%
Net investment income	1.35%	2.09%	1.82%	3.92%	6.02%	4.32%
Supplemental data
Portfolio turnover rate	36%	8%	51%	109%	153%	75%
Net assets, end of period (000’s omitted)	$20,613	$24,461	$27,042	$31,007	$35,106	$77,683

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Utility and Telecommunications Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Utility and Telecommunications Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended October 31,
Class C	2012	2011[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$12.59	$11.72	$10.77	$10.67	$16.69	$13.63
Net investment income	0.18 [3]	0.11 [3]	0.21 [3]	0.40	0.95	0.67 [3]
Net realized and unrealized gains (losses) on investments	1.22	0.86	0.93	0.11	(6.17)	3.19

Total from investment operations	1.40	0.97	1.14	0.51	(5.22)	3.86
Distributions to shareholders from
Net investment income	(0.20)	(0.10)	(0.19)	(0.41)	(0.80)	(0.80)
Net asset value, end of period	$13.79	$12.59	$11.72	$10.77	$10.67	$16.69
Total return[4]	11.23%	8.32%	10.62%	5.06%	(32.25)%	28.99%
Ratios to average net assets (annualized)
Gross expenses	1.95%	1.99%	1.91%	1.88%	1.82%	1.79%
Net expenses	1.89%	1.89%	1.87%	1.88%	1.82%	1.79%
Net investment income	1.36%	2.10%	1.83%	3.86%	6.36%	4.33%
Supplemental data
Portfolio turnover rate	36%	8%	51%	109%	153%	75%
Net assets, end of period (000’s omitted)	$58,555	$60,655	$64,942	$80,526	$74,008	$123,039

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Utility and Telecommunications Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Utility and Telecommunications Fund	19

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended October 31, 2010[2]
Administrator Class	2012	2011[1]
Net asset value, beginning of period	$12.59	$11.74	$11.10
Net investment income	0.30 [3]	0.12 [3]	0.06
Net realized and unrealized gains (losses) on investments	1.23	0.89	0.63

Total from investment operations	1.53	1.01	0.69
Distributions to shareholders from
Net investment income	(0.33)	(0.16)	(0.05)
Net asset value, end of period	$13.79	$12.59	$11.74
Total return[4]	12.32%	8.70%	6.22%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.04%	1.14%
Net expenses	0.94%	0.95%	0.95%
Net investment income	2.32%	2.37%	2.23%
Supplemental data
Portfolio turnover rate	36%	8%	51%
Net assets, end of period (000’s omitted)	$4,945	$3,904	$11

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Utility and Telecommunications Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended October 31,
Institutional Class	2012	2011[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$12.61	$11.74	$10.78	$10.69	$16.72	$13.65
Net investment income	0.33	0.16	0.31 [3]	0.51	1.14 [3]	0.78
Net realized and unrealized gains (losses) on investments	1.21	0.87	0.95	0.09	(6.23)	3.24

Total from investment operations	1.54	1.03	1.26	0.60	(5.09)	4.02
Distributions to shareholders from
Net investment income	(0.35)	(0.16)	(0.30)	(0.51)	(0.94)	(0.95)
Net asset value, end of period	$13.80	$12.61	$11.74	$10.78	$10.69	$16.72
Total return[4]	12.42%	8.85%	11.75%	6.03%	(31.55)%	30.24%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.81%	0.86%	0.89%	0.83%	0.79%
Net expenses	0.77%	0.78%	0.84%	0.89%	0.83%	0.79%
Net investment income	2.50%	3.22%	2.73%	4.88%	7.92%	5.31%
Supplemental data
Portfolio turnover rate	36%	8%	51%	109%	153%	75%
Net assets, end of period (000’s omitted)	$6,918	$6,909	$7,123	$9,196	$8,927	$3,677

1.	For the five months ended March 31, 2011. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Utility and Telecommunications Fund.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Utility and Telecommunications Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Utility and Telecommunications Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Fair Value Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued prices are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. The securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

22	Wells Fargo Advantage Utility and Telecommunications Fund	Notes to Financial Statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Options

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Notes to Financial Statements	Wells Fargo Advantage Utility and Telecommunications Fund	23

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to recognition of partnership income. At March 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in-Capital	Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$(385)	$70,711	$(70,326)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of March 31, 2012, the Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $79,799,216 with $25,031,699 expiring in 2016 and $54,767,517 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains

24	Wells Fargo Advantage Utility and Telecommunications Fund	Notes to Financial Statements

and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of March 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$340,491,331	$358,400	$0	$340,849,731
Preferred stocks	11,039,437	22,505,030	0	33,544,467
Warrants	0	930	0	930
Short-term investments
Investment companies	4,671,061	52,366,525	0	57,037,586
	$356,201,829	$75,230,885	$0	$431,432,714

Further details on the major security types listed above can be found in the Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended March 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.60% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended March 31, 2012, the advisory fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by Funds Management and do not increase the overall fees paid by the Fund. Crow Point Partners, LLC is the sub-adviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Notes to Financial Statements	Wells Fargo Advantage Utility and Telecommunications Fund	25

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A, 1.89% for Class B, 1.89% for Class C, 0.95% for Administrator Class and 0.78% for Institutional Class.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended March 31, 2012, Wells Fargo Funds Distributor, LLC received $32,572 from the sale of Class A shares and $66, $38,807 and $1,041 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended March 31, 2012 were $129,613,220 and $157,482,257, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended March 31, 2012, the Fund entered into written options for economic hedging purposes.

During the year ended March 31, 2012, the Fund had written call and put option activities as follows:

	Call Options		Put Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at March 31, 2011	497	$45,701	11,438	$1,613
Options written	13,536	951,130	34,314	4,927
Options expired	(8,275)	(498,897)	(45,752)	(6,540)
Options closed	(4,611)	(410,215)	0	0
Options exercised	(1,147)	(87,719)	0	0
Options outstanding at March 31, 2012	0	$0	0	$0

26	Wells Fargo Advantage Utility and Telecommunications Fund	Notes to Financial Statements

As of March 31, 2012, the Fund did not have any open written options but had total premiums received that averaged $45,453 and $1,045 for call options and put options, respectively, during the year ended March 31, 2012. During the year ended March 31, 2012, the Fund had purchased options with an average cost of $7,832.

A summary of derivative instruments by primary risk exposure is outlined in the following table, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2012 was as follows for the Fund:

	Amount of Realized Gains (Losses) on Derivatives			Change in Unrealized Gains (Losses) on Derivatives
	Unaffiliated securities		Written options	Unaffiliated securities		Written options
Equity contracts	$(118,069	)*	$(647,307)	$(1,415	)*	$(17,112)

*	Amount relates to purchased options

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee was equal 0.125% of the unused balance. For the year ended March 31, 2012, the Fund paid $729 in commitment fees.

For the year ended March 31, 2012, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid were $7,927,238, $4,241,867 and $9,303,968 of ordinary income for the year ended March 31, 2012, the five months ended March 31, 2011 and the year ended October 31, 2010, respectively.

As of March 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
$251,234	$102,190,753	$(79,799,216)

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in the utility and telecommunications sectors and, therefore, may be more affected by changes in that industry than would be a comparable mutual fund whose investments are not heavily weighted in any industry.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to Financial Statements	Wells Fargo Advantage Utility and Telecommunications Fund	27

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210 Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update’s adoption on the Fund’s financial statement disclosures.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

28	Wells Fargo Advantage Utility and Telecommunications Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Utility and Telecommunications Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Utility and Telecommunications Fund as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the three-year period then ended, and the financial highlights for each of the years or periods in the six-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 23, 2012

Other Information (Unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $7,927,238 of income dividends paid during the fiscal year ended March 31, 2012 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Utility and Telecommunications Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 137 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	31

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Utility and Telecommunications Fund	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Advantage Utility and Telecommunications Fund (the “Fund”) and (ii) an investment sub-advisory agreement with Crow Point Partners, LLC (the “Crow Point”) for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Crow Point are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Crow Point and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management was guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and Crow Point under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Crow Point, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Crow Point. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of all of the information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Crow Point about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and Crow Point supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The

Other Information (Unaudited)	Wells Fargo Advantage Utility and Telecommunications Fund	33

Board received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Board noted that the performance of the Fund was higher than or in range of the median performance of the Universe for all periods under review. The Board also noted that, except for the three-year performance period for the Institutional and A share classes of the Fund, the performance of the Fund was higher than or in range of its benchmark, the Lipper Utility Funds Index, for the periods under review.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in the Fund’s Expense Group. The Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the Fund’s Expense Group.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to Crow Point for investment sub-advisory services (the “Sub-Advisory Agreement Rate”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rate and considered the Advisory Agreement Rate after taking the waivers/caps into account (the “Net Advisory Rate”).

The Board received and considered information comparing the Advisory Agreement Rate and Net Advisory Rate with those of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate for the Fund was higher than the median rate for the Fund’s Expense Group. The Board also noted that while the Net Advisory Rate for the A share class of the Fund was higher than the median rate for its Expense Group, the Net Advisory Rate for the Administrator and Institutional share classes of the Fund were in range of the median rates for their respective Expense Groups.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to Crow Point for sub-advisory services. The Board also considered this amount in comparison to the median amount paid by a sub-advised expense Universe that was determined by Lipper to be similar to the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Crow Point to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund, both with and without an administration fee rate and before and after waivers, was reasonable in light of the Fund’s Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rate and concluded that the Sub-Advisory Agreement Rate was reasonable in light of the services covered by the sub-advisory agreement, the sub-advised expense information provided by Lipper, and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to

34	Wells Fargo Advantage Utility and Telecommunications Fund	Other Information (Unaudited)

it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to Crow Point, which is not affiliated with Funds Management. The Board considered that the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis and that Crow Point’s profitability from its relationship with the Fund was not a material factor in determining whether to renew the sub-advisory agreement.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Fund. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Crow Point

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and Crow Point as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Crow Point with the Fund and benefits potentially derived from an increase in Funds Management’s and Crow Point’ business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or Crow Point).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Fund and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Fund’s shares, including the channels through which the Fund’s shares are offered and sold. The Board noted that the Fund is part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Crow Point annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Utility and Telecommunications Fund	35

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

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This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

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© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

208980 05-12 A318/AR318 3-12

ITEM 2.	CODE OF ETHICS

As of the end of the period, March 31, 2012, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees – Provided below are the aggregate fees billed for the fiscal years ended March 31, 2011 and March 31, 2012 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended March 31, 2011 and March 31, 2012, the Audit Fees were $2,661,792 and $2,677,575, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended March 31, 2011 and March 31, 2012 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees – Provided below are the aggregate fees billed for the fiscal years ended March 31, 2011 and March 31, 2012 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended March 31, 2011 and March 31, 2012, the Tax Fees were $148,800 and $127,680, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended March 31, 2011 and March 31, 2012, the Tax Fees were $330,195 and $248,635, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended March 31, 2011 and March 31, 2012.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Non-Audit Fees – There were no non-audit fees billed for the fiscal years ended March 31, 2011 and March 31, 2012, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEMS 6.	SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	May 23, 2012

By:
/s/ Kasey L. Phillips

Kasey L. Phillips
Treasurer

Date:	May 23, 2012